UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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Filed by a Party other than the Registrant ☐

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☐ Soliciting Material Pursuant to §240.14a-12

XPLORE TECHNOLOGIES CORP.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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XPLORE TECHNOLOGIES CORP.

14000 Summit Drive, Suite 900

Austin, Texas 78728

Telephone: (512) 485-2017

Facsimile: (512) 249-5630

January     , 2012

Dear Xplore Stockholder:

You are cordially invited to attend the 2011 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Wednesday, February 29, 2012, at 9:00 a.m., local time.

The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement; (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012; (iii) approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Series D Preferred Stock from Fifteen Million (15,000,000) to Twenty Million (20,000,000); and (iv) transact such other business as may properly come before the meeting and at any adjournment thereof.

Along with the attached proxy statement, we have enclosed a copy of our 2011 Annual Report to Stockholders, which includes our audited financial statements as of and for the fiscal year ended March 31, 2011.

Whether or not you plan to attend the Annual Meeting, it is still important that your shares be represented. Please submit a proxy to vote your shares in one of three ways: via Internet, telephone or mail. If you choose to submit your proxy by mail, please complete, sign, date and return the enclosed proxy card in the envelope provided at your earliest convenience. If you do attend the Annual Meeting and wish to vote in person, you may withdraw your proxy at that time.

Very truly yours,

Michael J. Rapisand
Corporate Secretary and Chief Financial Officer

XPLORE TECHNOLOGIES CORP.

14000 Summit Drive, Suite 900

Austin, Texas 78728

Telephone: (512) 485-2017

Facsimile: (512) 249-5630

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON FEBRUARY 29, 2012

Dear Xplore Stockholders:

The 2011 Annual Meeting of Stockholders of Xplore Technologies Corp., a Delaware corporation (the “Company” or “Xplore”), will be held on Thursday, February 29, 2012, at 9:00 a.m., local time, at 14000 Summit Drive, Suite 900, Austin, Texas 78728.

The principal business of the Annual Meeting will be to (i) elect to the Board of Directors the six nominees named in this proxy statement; (ii) ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, (iii) approve an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Series D Preferred Stock from Fifteen Million (15,000,000) to Twenty Million (20,000,000); and (iv) transact such other business as may properly come before the meeting and at any adjournment thereof.

Stockholders of record at the close of business on December 30, 2011, the record date for the Annual Meeting, are entitled to notice of the Annual Meeting and to vote the shares held on that date at the Annual Meeting. Stockholders of record of the Company’s common stock and preferred stock may vote their shares by proxy, whether or not they plan to attend the Annual Meeting, via Internet, telephone or mail. This proxy is being solicited by the Board of Directors of the Company.

By Order of the Board of Directors,

Michael J. Rapisand Corporate Secretary and Chief Financial Officer

Austin, Texas

January       , 2012

YOUR VOTE IS IMPORTANT

NO MATTER HOW MANY SHARES YOU OWNED ON THE RECORD DATE, PLEASE SUBMIT A PROXY TO VOTE YOUR SHARES IN ONE OF THREE WAYS: VIA INTERNET, PHONE OR MAIL. IF YOU CHOOSE TO SUBMIT YOUR PROXY BY MAIL, PLEASE INDICATE YOUR VOTING INSTRUCTIONS ON THE ENCLOSED PROXY CARD, DATE AND SIGN IT, AND RETURN IT IN THE ENVELOPE PROVIDED. IN ORDER TO AVOID THE ADDITIONAL EXPENSE TO THE COMPANY OF FURTHER SOLICITATION, THE COMPANY ASKS FOR YOUR COOPERATION IN PROMPTLY SUBMITTING YOUR PROXY VIA INTERNET, PHONE OR MAIL.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON FEBRUARY 29, 2012.

Our proxy statement and Annual Report to Stockholders, which are enclosed with this mailing, are also available through our web site at www.xploretech.com.

XPLORE TECHNOLOGIES CORP.

14000 Summit Drive, Suite 900

Austin, Texas 78728

Telephone: (512) 485-2017

Facsimile: (512) 249-5630

PROXY STATEMENT FOR

ANNUAL MEETING OF STOCKHOLDERS

General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Xplore Technologies Corp. (“we”, “us”, “Xplore”, or the “Company”) for use at the 2011 Annual Meeting of Stockholders, which we refer to as the Annual Meeting, to be held at our executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on Wednesday, February 29, 2012, at 9:00 a.m., local time, and any adjournment thereof. The matters to be considered and acted upon at the Annual Meeting are set forth in the attached Notice of Annual Meeting. This proxy statement, the Notice of Annual Meeting and the form of proxy are first being made available to stockholders on or about January    , 2012.

Record Date

Our Board of Directors has fixed December 30, 2011 as the record date for the purpose of determining stockholders entitled to receive notice of and to vote at the Annual Meeting, which we refer to as the Record Date. Each stockholder is entitled to one vote for each share of our common stock, and one vote for each share of our common stock issuable upon conversion of our preferred stock, held as of the close of business on the Record Date. We will make available an alphabetical list of stockholders entitled to vote at the Annual Meeting, for examination by any stockholder during ordinary business hours, at our executive offices, from February 17, 2011 until the Annual Meeting.

Quorum and Required Vote

As of the close of business on the Record Date, there were 221,634,597 shares of our common stock, 62,873,781 shares of our Series A Preferred Stock, 7,732,040 shares of our Series B Preferred Stock, 17,074,000 shares of our Series C Preferred Stock and 13,985,218 shares of our Series D Preferred Stock issued and outstanding and entitled to vote at the Annual Meeting. Each share of common stock has the right to one vote on each matter that properly comes before the Annual Meeting. Each holder of preferred stock has the right to one vote for each share of common stock issuable upon conversion of the shares of preferred stock held by such holder on each matter that properly comes before the Annual Meeting. As of the Record Date, each share of Series A Preferred Stock converts into approximately 2.4347 shares of our common stock, each share of Series B Preferred Stock converts into approximately 2.1419 shares of our common stock,  each share of Series C Preferred Stock converts into approximately 2.056 shares of our common stock and each share of Series D Preferred Stock converts into 25 shares of our common stock. Accordingly, the holders of 62,873,781 shares of our Series A Preferred Stock are entitled to 153,078,543 votes, the holders of 7,732,040 shares of our Series B Preferred Stock are entitled to 16,561,521 votes, the holders of 17,074,000 shares of our Series C Preferred Stock are entitled to 35,104,119 votes and the holders of 13,985,218 shares of our Series D Preferred Stock are entitled to 349,630,450 votes on all matters to be voted on by the holders of our common stock and preferred stock, voting together as a single class. The presence, in person or by proxy, of the holders of record of capital stock representing a majority of the votes entitled to be cast at the Annual Meeting will constitute a quorum.

Election of Directors.  Directors are elected by a plurality of the affirmative votes cast by those holders present and entitled to vote at the Annual Meeting. Four directors are to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, and two directors are to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below under “Proposal No. 1—Election of Directors”). Abstentions and broker non-votes will not be counted as having been voted in favor of a nominee. Stockholders may not cumulate votes in the election of directors.

Ratification of Independent Public Accounting Firm.  The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis) present and entitled to vote at the

Annual Meeting, voting together as a single class, is required to ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

Amendment to Amended and Restated Certificate of Incorporation.  The affirmative vote of the holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis), voting together as a single class, and the affirmative vote of the holders of a majority of the outstanding shares of our Series D Preferred Stock, voting as a separate class, is required to approve the proposed amendment to our Amended and Restated Certificate of Incorporation.

Other Proposals.  The affirmative vote of the holders of a majority of the votes represented by outstanding shares of our common stock and preferred stock (on an as-converted basis) present at the Annual Meeting, voting together as a single class and entitled to vote, would be required to approve such other proposals that may properly come before the Annual Meeting.

Delivery of Notice of Internet Availability

In accordance with the rules adopted by the Securities and Exchange Commission, or SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability. The Notice of Internet Availability provides instructions either for accessing our proxy materials, including this Proxy Statement and the Annual Report, at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of the proxy materials by mail or electronically. If you would like to receive a paper or email copy of our proxy materials either for this Annual Meeting or for all future meetings, you should follow the instructions for requesting such materials included in the Notice of Internet Availability sent to you.

Many of our stockholders hold their shares through a broker, bank or other nominee (that is, in “street name”) rather than directly in their own name. If you hold your shares in street name, the Notice of Internet Availability or a printed set of the proxy materials, together with a voting instruction form, will be forwarded to you by your broker, bank or other nominee. If your shares are registered directly in your name, we have sent the Notice of Internet Availability or a printed set of the proxy materials, together with a proxy card, to you directly.

Abstentions and Broker “Non-Votes”

Stockholders and brokers returning proxies or attending the meeting who abstain from voting will count towards determining a quorum. However, such abstentions will have no effect on the outcome of the election of directors, but will have the same effect as a vote against any other matter. Broker non-votes (i.e., shares held by brokers or nominees over which the broker or nominee lacks discretionary power to vote and for which the broker or nominee has not received specific voting instructions from the beneficial owner) will be treated as present for purposes of a quorum. In tabulating the voting results for any particular proposal, shares that constitute broker non-votes are not considered entitled to vote on that proposal. Consequently, broker non-votes will have no effect on the votes required to elect directors or to approve any other matter, except that a broker non-vote will have the same effect as a vote against the proposed amendment to our Amended and Restated Certificate of Incorporation.

Appointment of Proxies

Stockholders who are unable to attend the meeting and vote in person may still vote by appointing a proxyholder. The persons specified in the enclosed form of proxy are officers of Xplore. A stockholder has the right to appoint a person, who need not be a stockholder, to represent such stockholder at the meeting (or any adjournment thereof) other than the persons specified in the enclosed form of proxy. Such right may be exercised by striking out the persons named as proxies and designating another person. For stockholders who wish to appoint a different proxyholder, the completed form of proxy must be mailed in the enclosed envelope and received at the address on the proxy envelope no later than February 24, 2012.

Inquiries regarding proxy forms can be made to our proxy representative, Broadridge, 51 Mercedes Way, Edgewood, New York 11717.

Voting by Proxy

Whether or not you plan to attend the Annual Meeting, you may submit a proxy to vote your shares via Internet, telephone or mail as more fully described below:

•                  By Internet: Go to www.proxyvote.com and follow the instructions. You will need your proxy card to submit your proxy.

•                  By Telephone: Call 1-800-690-6903 and follow the voice prompts. You will need your proxy card to submit your proxy.

•                  By Mail: Mark your vote, sign your name exactly as it appears on your proxy card, date your proxy card and return it in the envelope provided.

If you vote via the Internet or by telephone, your electronic vote authorizes the persons designated on the enclosed form of proxy in the same manner as if you signed, dated and returned your proxy card. If you vote by Internet or by telephone, do not return your proxy card.

If your shares are held in “street name” (that is, in the name of a bank, broker or other holder of record), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and/or telephone voting also will be offered to stockholders owning shares through most banks and brokers.

The named proxies will vote the shares in respect of which they are appointed proxy in accordance with the instructions of the stockholder as indicated on the proxy. If the stockholder specifies a choice with respect to any matter to be acted upon, the shares will be voted accordingly. In absence of any such instructions, shares represented by such proxies will be voted at the Annual Meeting in accordance with the recommendations of the Board of Directors as follows:

“FOR”:

•                  Proposal No. 1—Election of the nominees for director named in this proxy statement,

•                  Proposal No. 2—Ratification of the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012, and

•                  Proposal No. 3—Approval of an amendment to the Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Series D Preferred Stock from Fifteen Million (15,000,000) to Twenty Million (20,000,000) shares.

If any other matters are properly presented at the Annual Meeting, the persons named in the form of proxy will be entitled to vote on those matters for you. As of the date of this proxy statement, we are not aware of any other matters to be raised at the Annual Meeting.

Revocation of Proxies

A registered holder of common or preferred stock who has given a proxy may revoke the proxy at any time before it is exercised by giving written notice revoking the proxy and delivering a properly executed proxy card bearing a later date to Xplore’s Corporate Secretary at 14000 Summit Drive, Suite 900, Austin, Texas 78728; by submitting a proxy bearing a later date via Internet or telephone; or by attending the Annual Meeting, revoking the previously-granted proxy and voting in person. Attending the Annual Meeting will not automatically revoke your proxy. A non-registered stockholder who wishes to revoke a voting instruction form should contact his broker, trustee or nominee for instructions.

In order to be effective, all revocations or a later-filed proxy must be delivered to us at the address listed above or submitted via Internet or telephone not later than February 24, 2012, 5:00 p.m., local time. All valid unrevoked proxies will be voted at the Annual Meeting and any adjournments thereof.

Cost of Proxy Solicitation

We will bear the cost of this solicitation, including amounts paid to banks, brokers and other record owners to reimburse them for their expenses in making solicitation material regarding the Annual Meeting available to beneficial owners of our common and preferred stock. The solicitation of proxies may be supplemented by our officers and other employees (at no additional compensation) by personal contact, by telephone, by facsimile or by electronic communication.

Dissenters’ Rights

Under Delaware law, our stockholders are not entitled to dissenters’ rights with respect to any matters to be voted on with respect to this proxy statement.

PROPOSAL 1

ELECTION OF DIRECTORS

General

Action will be taken at the Annual Meeting for the election of four directors, to be elected by the holders of our common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock, voting together as a single class, and two directors, to be elected by the holders of our Series A Preferred Stock, voting as a separate class (as described below).

The persons named in the enclosed proxy card will vote to elect each of the nominees as a director, unless the proxy is marked otherwise. Each of the nominees is currently a director. Each nominee has indicated a willingness to serve as a director, if elected. If any nominee becomes unable or unwilling to serve, however, the proxies may be voted for substitute nominees selected by our Board of Directors.

No director, or associate of any director, is a party adverse to us or any of our subsidiaries in any material legal proceeding or has any material interest adverse to us or any of our subsidiaries in any such proceeding. No director is related by blood, marriage or adoption to any other director or executive officer.

Information Regarding Nominees to the Board of Directors

The following table provides certain information as to each nominee to our Board of Directors as of the Record Date:

Name	Age	Positions with our Company
Philip S. Sassower	71	Chief Executive Officer and Chairman of the Board of Directors
Andrea Goren	43	Director
F. Ben Irwin	51	Director
Thomas F. Leonardis	66	Director
Kent Misemer	62	Director
Brian E. Usher-Jones	65	Director

All directors are elected annually to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified.

Philip S. Sassower has served as our Chief Executive Officer since February 2006 and has been a director of our Company and served as a member of our Board of Directors since December 2004. Mr. Sassower is the Chief Executive Officer of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003. Mr. Sassower has also been Chief Executive Officer of Phoenix Enterprises LLC, a private equity firm, and has served in that capacity since 1996. From January 10, 2008 to January 7, 2010, Mr. Sassower served as a director of The Fairchild Corporation, a motorcycle accessories and aerospace parts and services company, and from May 13, 2008 to January 7, 2010, Mr. Sassower served as Chairman of the Board and Acting Chief Executive Officer of The Fairchild Corporation. On March 18, 2009, The Fairchild Corporation and 61 subsidiaries filed a petition for bankruptcy under Chapter 11 of the U.S. Bankruptcy Code in the U.S. Bankruptcy Court, District of Delaware. On August 5, 2010, Mr. Sassower became Chairman of the Board and Chief Executive Officer of Communication Intelligence Corporation (OTCQB: CICI), an electronic signature solutions and biometric signature verification company. Mr. Sassower is co-manager of the managing member of Phoenix Venture Fund LLC, our principal stockholder, which we refer to in this proxy statement as Phoenix. Mr. Sassower’s qualifications to serve on our Board of Directors include more than 40 years of business and investment experience. Mr. Sassower has extensive experience working with management teams and boards of directors, and in acquiring, investing in and building companies and implementing new business strategies.

Andrea Goren has served as a member of our Board of Directors since December 2004. Mr. Goren is a Managing Director of SG Phoenix LLC, a private equity firm, and has served in that capacity since May 2003 and has been associated with Phoenix Enterprises LLC since January 2003. Prior to that, Mr. Goren served as Vice President of Shamrock International, Ltd., a private equity firm, from June 1999 to December 2002. From January 10, 2008 to January 7, 2010, Mr. Goren served as a director of The Fairchild Corporation. On August 5, 2010, Mr. Goren became a director of Communication Intelligence Corporation (OTCQB: CICI). Mr. Goren is co-manager of the managing member of Phoenix, our principal stockholder. Mr. Goren’s qualifications to serve on our Board of Directors include his experience and knowledge acquired in more than 11 years of private equity investing. Mr. Goren has played a significant role in SG Phoenix LLC’s private equity investments and has developed extensive experience working with management teams and boards of directors, including at numerous public companies in which SG Phoenix LLC has invested.

F. Ben Irwin has served as a member of our Board of Directors since May 2009. Mr. Irwin has been President and Owner of Rejen Inc, a re-manufacturer and retailer of inkjet and laser toner cartridges, since September 2005. Prior to that, Mr. Irwin served as Senior Vice President of Engineering of Itronix Corp., a designer and manufacturer of rugged laptop and handheld computing products, from July 2000 to February 2005. Mr. Irwin’s qualifications to serve on our Board of Directors include his industry experience and knowledge acquired while he was with Itronix Corp.

Thomas F. Leonardis has served as a member of our Board of Directors since June 2005. Mr. Leonardis has been President and Chief Executive Officer of Ember Industries, Inc., a contract electronics manufacturer, since November 2001. Mr. Leonardis served as a director of DataMetrics Corporation, a designer and manufacturer of rugged electronic products, from November 2001 to March 2008. Mr. Leonardis’ qualifications to serve on our Board of Directors include his industry experience and knowledge acquired during the nine years he has served at Ember Industries, Inc. and while serving as a director of DataMetrics Corporation.

Kent Misemer has served as a member of our Board of Directors since November 2011. From 2003 through 2009, Mr. Misemer was the Chief Executive Officer and President of Liberty Propane, LLC, a portfolio company of Sterling Capital Partners, an independent retail propane company, which was sold in December 2009.  Previously, Mr. Misemer was the President and Chief Executive Officer of Propane Continental.  In addition to being a co-founder of Liberty Propane, Mr. Misemer was also involved in the creation of Propane Continental and Tri-Power Fuels, Inc.  Mr. Misemer serves as a director and member of the audit committee of Cornerstone Records Management, LLC, a private data storage and offsite data management company.  Mr. Misemer also serves as a director of Pro-Tech Industries, Inc. (OTCQB: PTCK), a regional leader in design/build services for the Fire Life Safety, alarm/detection, electrical and voice/data communications infrastructure segments.  Mr. Misemer’s qualifications to serve on our Board of Directors include his over 30 years of executive management experience in the propane industry supply chain as well as other industries.

Brian E. Usher-Jones has served as a member of our Board of Directors since 1996. Since 1992, Mr. Usher-Jones has been self-employed as a merchant banker. Mr. Usher-Jones is currently a director of Newlook Industries Corp. and Wireless Age Communications Inc. From November 2000 to September 2006, Mr. Usher-Jones served as Chairman and Chief Executive Officer of Oromonte Resources Inc., a mining exploration company. From November 2002 to September 2005, Mr. Usher-Jones served as Chairman of Greenshield Resources Ltd., a mining exploration company. Mr. Usher-Jones served as our Treasurer and Interim Chief Financial Officer from August 1996 to November 1997 and again from August 2001 to December 2001. Mr. Usher-Jones’ qualifications to serve on our Board of Directors include his service as our Treasurer and Interim Chief Financial Officer and his significant executive-level and financial management experience at private and public companies.

Information Regarding Our Non-Director Executive Officers

The following table provides information regarding our non-director executive officers as of the Record Date:

Name	Age	Positions with our Company
Mark Holleran	53	President and Chief Operating Officer
Michael J. Rapisand	52	Chief Financial Officer and Corporate Secretary
Bryan J. Bell	51	Vice President of Engineering
Steven C. Linahan	59	Vice President of Operations
John R. Osborne	57	Vice President of Marketing

Mark Holleran has served as our President and Chief Operating Officer since February 2006. Mr. Holleran served as our Vice President of Sales from April 2003 to February 2006.

Michael J. Rapisand has served as our Chief Financial Officer and Corporate Secretary since August 2004. Prior to joining us, Mr. Rapisand served as Chief Financial Officer of TippingPoint Technologies, Inc., a network-based security hardware manufacturer, from October 2002 to March 2004.

Bryan J. Bell became our Vice President of Engineering in May 2008. Prior to joining us, Mr. Bell was Vice President of Operations at Sirific Wireless, a developer of solutions for 3.5G multi-mode, multi-band mobile cellular and broadband data for notebook computers, since February 2003.

Steven C. Linahan became our Vice President of Operations in May 2011. Prior to joining us, Mr. Linahan was a self employed Manufacturing and Supply Chain consultant since January 2009. Prior to becoming a consultant, Mr. Linahan was Vice President, Operations/Supply Chain at TippingPoint Technologies, Inc., a network-based security hardware manufacturer, from July 2007 to December 2009.  Prior to joining TippingPoint, Mr. Linahan was Director, Supply Chain at ClearCube Technology, Inc., a manufacturer of centralized computing and virtual desktop solutions.

John R. Osborne became our Vice President of Marketing in June 2011. Prior to joining us, Mr. Osborne was Senior Vice President, Global Sales and Services at Itronix Corp., a designer and manufacturer of rugged laptop and handheld computing products, from June 2008 to December 2010.  Prior to joining Itronix, Mr. Osborne was Chief Marketing Officer for Entrust Investments, a real estate investment firm, fund manager and property operator, from March 2006 to June 2008.

Series A Directors

Pursuant to the terms of our Amended and Restated Certificate of Incorporation, the holders of record of a majority of the voting power of the Series A Preferred Stock, voting as a separate class, are entitled to elect two of our directors, whom we refer to as the Series A Directors, so long as at least 10% of the originally issued shares of Series A Preferred Stock (6,347,290 shares) remain outstanding. Philip S. Sassower, our Chief Executive Officer and Chairman of the Board, beneficially owns 13,676,370 shares of Series A Preferred Stock, not including shares held by Phoenix, and Phoenix beneficially owns 31,032,014 shares of Series A Preferred Stock. Thus, together Mr. Sassower and Phoenix beneficially own approximately 71.1% of the voting power of the Series A Preferred Stock. Mr. Sassower and Andrea Goren, a member of our Board of Directors, are the co-managers of the managing member of Phoenix. Accordingly, at the Annual Meeting we expect that the holders of our Series A Preferred Stock will re-elect Mr. Sassower and Mr. Goren to serve as the Series A Directors.

Vote Required

The affirmative vote of a plurality of the votes cast by those holders present at the Annual Meeting in person or represented by proxy is required to elect the director nominees, other than the Series A Directors, who are elected by the holders of a majority of the voting power of our Series A Preferred Stock. The enclosed proxy allows you to vote for the election of the nominees listed, to withhold authority to vote for one or more of such nominees or to withhold authority to vote for all of such nominees. Proxies cannot be voted for a greater number of persons than the number of nominees named in this proxy statement.

If you do not vote for a nominee, your vote will not count either for or against the nominee. Also, if your broker does not vote on any of the nominees, it will have no effect on the election.

Recommendation

Our Board of Directors recommends a vote “FOR” the election of each nominee listed above to the Board of Directors.

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT

REGISTERED PUBLIC ACCOUNTING FIRM

Our Board of Directors, upon the recommendation of our audit committee, has selected PMB Helin Donovan, LLP, located in Austin, Texas, to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2012. Our Board of Directors has determined that the selection of PMB Helin Donovan, LLP should be submitted to the stockholders for ratification. PMB Helin Donovan, LLP has served as our independent registered public accounting firm since December 7, 2007. Our audit committee authorized and approved the engagement of PMB Helin Donovan LLP. A representative of PMB Helin Donovan, LLP is expected to be present at the Annual Meeting and will have an opportunity to make a statement and respond to appropriate questions.

Principal Accountant Fees and Services

Principal Accountant Fees

The following table summarizes the fees PMB Helin Donovan LLP billed to us for each of the last two fiscal years:

Fee Category	Fiscal Year 2011	% of Total	Fiscal Year 2010	% of Total
Audit Fees(1)	$140,000	95%	$126,000	95%
Audit-Related Fees(2)	—		—
Tax Fees	$33,000	5%	$7,000	5%
All Other Fees	—		—
Total Fees	$173,000	100%	$134,000	100%

(1)                                  Audit Fees consist of amounts for professional services performed for the audit of our annual financial statements and review of quarterly financial statements, and services that are normally provided in connection with statutory and regulatory filings or engagements. PMB Helin Donovan are our current auditors and performed the audits of our annual consolidated financial statements for both of the years ended March 31, 2011 and 2010 and have fees of $140,000 and $126,000, respectively.

(2)                                  No fees were paid to PMB Helin Donovan for assurance and related services reasonably related to the performance of the audit or review of our quarterly consolidated financial statements, other than Audit Fees, during the two years ended March 31, 2011.

Pre-Approval Policy

Consistent with SEC and PCAOB requirements regarding auditor independence, our audit committee has responsibility for appointing, setting compensation and overseeing the work of our independent registered public accounting firm. In recognition of this responsibility, our audit committee has established a policy to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm. During the year, if it becomes necessary to engage our independent registered public accounting firm for services, our audit committee requires specific pre-approval before engaging our independent registered public accounting firm. In accordance with that policy, our audit committee may delegate to one of its members the approval of such services. In such cases, the items approved will be reported to our audit committee at its next scheduled meeting following such pre-approval. All of the audit and tax fees paid to PMB Helin Donovan LLP for fiscal years 2011 and 2010 were approved by our audit committee.

Vote Required

The affirmative vote of holders representing a majority of the outstanding shares of our common stock and preferred stock (on an as-converted basis) present in person or by proxy at the Annual Meeting, voting together as a single class, is required to ratify the appointment of PMB Helin Donovan, LLP as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the ratification of the appointment of PMB Helin Donovan, LLP to serve as our independent registered public accounting firm for the fiscal year ending March 31, 2012.

PROPOSAL 3

APPROVAL OF AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION

TO INCREASE AUTHORIZED SHARES OF SERIES D PREFERRED STOCK

Your Board of Directors recommends approval of an amendment to our Amended and Restated Certificate of Incorporation to increase the number of authorized shares of our Series D Participating Convertible Preferred Stock from Fifteen Million (15,000,000) to Twenty Million (20,000,000) shares. Our Board of Directors has unanimously approved this amendment, declared the amendment to be advisable and directed that the amendment be submitted to the stockholders for approval at the Annual Meeting.

Under Proposal 3, the first sentence of Article Fifth D of the Amended and Restated Certificate of Incorporation would be amended and restated to read as follows:

“The fourth such series of Preferred Stock shall be designated as Series D Participating Convertible Preferred Stock (“Series D Preferred Stock”) and the number of shares constituting such series shall be Twenty Million (20,000,000) shares.”

Purposes and Effects of Increasing the Number of Authorized Shares

As of December 30, 2011, there were 13,985,218 shares of our Series D Preferred Stock issued and outstanding. We issued 9,498,364 shares of our Series D Preferred Stock in connection with our recapitalization, which was consummated on December 16, 2010.  We also issued 1,000,000 shares of our Series D Preferred Stock in a private placement consummated on February 23, 2011 and an additional 2,320,000 shares of our Series D Preferred Stock in a second private placement consummated on October 14, 2011.

The Series D Preferred Stock accrues dividends at the rate of 10% per annum, payable quarterly, and payable, at our option, in cash or additional shares of Series D Preferred Stock valued at $1.00 per share. Since completion of our recapitalization on December 16, 2010, we have paid dividends on the Series D Preferred Stock in additional shares of Series D Preferred Stock.

Our Board of Directors believes that it is desirable to have the additional authorized shares of our Series D Preferred Stock available for future payments of accrued dividends on the Series D Preferred Stock. We currently have a total of 1,014,782 authorized and unissued shares of the Series D Preferred Stock available for the payment of such dividends. Assuming no shares of Series D Preferred Stock are converted into our common stock, we will need a minimum of 349,500 shares of the Series D Preferred Stock to pay accrued dividends on the currently outstanding shares of Series D Preferred Stock in each future quarter.  We will also need additional shares of Series D Preferred Stock to pay dividends on shares of Series D Preferred Stock issued as payment of accrued dividends after the date of this proxy statement. Accordingly, we currently do not have enough authorized and unissued shares of Series D Preferred Stock to pay accrued dividends on the expected outstanding shares of our Series D Preferred Stock for a full year.  The additional authorized shares of Series D Preferred Stock would also be available for possible future financing transactions, as compensation for our executive officers, directors and contractors and other general corporate purposes. We have no agreements, commitments or plans with respect to any such sale or issuance of any of the additional shares of Series D Preferred Stock as to which authorization is sought.

If approved, the amendment would allow our Board of Directors to issue additional shares of Series D Preferred Stock without further stockholder approval, unless required by applicable law or stock exchange rules. Although we have no specific plans at this time for use of the additional shares of Series D Preferred Stock other than in connection with the future dividend payments on outstanding shares of our Series D Preferred Stock, having additional authorized shares of Series D Preferred Stock available for issuance in the future would give us greater flexibility and would allow such shares to be issued without the expense and delay of a special stockholders’ meeting or waiting until the next annual meeting.

The additional Series D Preferred Stock to be authorized will have rights identical to our currently outstanding Series D Preferred Stock. The proposed amendment will not affect the par value of the Series D Preferred Stock, which will remain at $.001 per share, nor will it affect any other outstanding series of our preferred stock. Under our Amended and Restated Certificate of Incorporation, stockholders do not have preemptive rights to subscribe for additional securities which may be issued by us.

If we issue additional shares of Series D Preferred Stock, each of which is currently convertible into 25 shares of our common stock, in the future, it could dilute the voting rights of existing holders of our capital stock and could also dilute earnings per share and book value per share of existing stockholders. The issuance of shares of Series D Preferred stock pursuant to the Board of Directors’ authority described above would also adversely affect other rights of the holders of common stock. Specifically, the effects of such issuances of Series D Preferred Stock would include reduction of the amount of cash otherwise available for payment of dividends on common stock, dilution of the voting power of the common stock, and restrictions on the rights of holders of common stock to share in the Company’s assets on liquidation until satisfaction of any liquidation preference granted to the holders of such Series D Preferred Stock. Since the Series D Preferred Stock ranks senior to the common stock as to dividend rights and liquidation preferences, has full voting rights, and is convertible into shares of common stock, the issuance of shares of Series D Preferred Stock would decrease the amount of earnings and assets allocable to or available for distribution to holders of common stock or other series of our preferred stock and adversely affect the rights and powers, including voting rights of the common stock and other series of preferred stock, and may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

The material rights, preferences, powers and restrictions of the Series D Preferred Stock in the Amended and Restated Certificate of Incorporation, as amended by the amendment, are summarized below.

Authorized Shares and Liquidation Preference.  The number of authorized shares of Series D Preferred Stock will be 20,000,000. The shares of Series D Preferred Stock have a liquidation preference of $1.00 per share plus accrued dividends.

Ranking.  The Series D Preferred Stock ranks senior to our outstanding Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and all shares of our common stock with respect to dividend rights and rights on liquidation, winding-up and dissolution.

Dividends.  The Series D Preferred Stock accrues dividends at the rate of 10% per annum, payable quarterly, and payable, at our option, in cash or additional shares of Series D Preferred Stock valued at $1.00 per share. No dividends will be paid on our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or common stock so long as any dividends on the Series D Preferred Stock remain unpaid.

Liquidation.  In the event we voluntarily or involuntarily liquidate, dissolve or wind up, the holders of the Series D Preferred Stock are entitled to receive liquidating distributions in the amount of $1.00 per share plus any accrued and unpaid dividends. After receipt of the liquidation preference, the shares of Series D Preferred Stock will participate with our common stock in remaining liquidation proceeds (after payment of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock liquidation preferences, including accrued and unpaid dividends) pro rata on an as-converted basis. A merger or consolidation (other than one in which the then current stockholders own a majority of the voting power in the surviving or acquiring corporation) or a sale, lease transfer, exclusive license or other disposition of all or substantially all of our assets will be treated as a liquidation event triggering the liquidation preference.

Voting Rights.  Holders of the Series D Preferred Stock will vote together with the common stock and the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock on an as-converted basis on all matters brought before our stockholders. In addition, the holders of Series D Preferred Stock will vote as a separate class in connection with the protective provisions described below and as otherwise required by law.

Protective Provisions.  So long as at least 10% of the originally issued shares of Series D Preferred Stock (949,837 shares) remain outstanding, we will not, without the prior written consent of at least a majority of the then outstanding shares of Series D Preferred Stock, either directly or indirectly, by amendment, merger, consolidation or otherwise:

(i)                                     amend, alter or repeal any provision of the Amended and Restated Certificate of Incorporation or our bylaws in a manner that adversely affects the Series D Preferred Stock;

(ii)                                  create or authorize the creation of, or issue any shares of capital stock with equal or superior rights, preferences or privileges to those of the Series D Preferred Stock;

(iii)                               increase the number of authorized shares of Series D Preferred Stock; or

(iv)                              purchase or redeem or pay or declare any dividend on any shares of capital stock other than dividends on the Series A Preferred Stock, the Series B Preferred Stock, the Series C Preferred Stock or the Series D Preferred Stock as authorized in the Amended and Restated Certificate of Incorporation.

Voluntary Conversion.  Each share of Series D Preferred Stock is convertible into shares of our common stock at any time, at the option of the holder, at an initial conversion price of $0.04 per share. The conversion price is subject to adjustment for stock dividends, splits, combinations and similar events and, with certain exceptions, the issuance of additional shares of our common stock, or equity securities convertible into or exchangeable for our common stock, by us at a purchase price less than the then current conversion price of the Series D Preferred Stock.

Mandatory Conversion.  Each share of Series D Preferred Stock will automatically be converted into shares of our common stock at the then applicable conversion price upon (i) the closing of a public offering of our common stock at not less than $0.85 per share, resulting in at least $20,000,000 of net proceeds to us, (ii) the conversion of 100% of the Series A Preferred Stock, or (iii) the written consent of the holders of a majority of the then outstanding shares of Series D Preferred Stock.

Consequences if the Amendment to the Amended and Restated Certificate of Incorporation is Not Approved

If Proposal 3 is not approved, in order to pay accrued dividends on outstanding shares of our Series D Preferred Stock after the 1,014,782 authorized and unissued shares of the Series D Preferred Stock currently available are used for payment of dividends or otherwise, we will be required to pay dividends on the outstanding shares of our Series D Preferred Stock in cash.  If we do not have sufficient cash available for payment of those dividends, we must either raise additional capital to pay such dividends in full or such dividends will continue to accrue until paid. No dividends will be paid on our Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock or common stock so long as any dividends on the Series D Preferred Stock remain unpaid.

Vote Required For Proposal 3

The affirmative vote of the holders of a majority of the outstanding shares of our voting stock (which consists of our common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and Series D Preferred Stock), voting together as a single class, and, because of the protective provisions of our Series D Preferred Stock, the affirmative vote of the holders of a majority of the outstanding shares of our Series D Preferred Stock, voting as a separate class, whether in person or by proxy, is required to approve the proposed amendment to increase the number of authorized shares of Series D Preferred Stock, $.001 par value, from Fifteen Million (15,000,000) to Twenty Million (20,000,000) shares.

Effectiveness of Amended and Restated Certificate of Incorporation

If approved, the amendment to the Amended and Restated Certificate of Incorporation will become effective upon filing a certificate of amendment to our Amended and Restated Certificate of Incorporation with the Secretary of State of Delaware, which we intend to do promptly after the Annual Meeting.

Recommendation

Our Board of Directors recommends that stockholders vote “FOR” the increase of authorized shares of Series D Preferred Stock.

CORPORATE GOVERNANCE

Director Independence

We undertook a review of the independence of our directors and, using the definitions and independence standards for directors provided in the rules of The Nasdaq Stock Market, considered whether any director has a material relationship with us that could interfere with his ability to exercise independent judgment in carrying out his responsibilities. As a result of this review, we determined that Thomas Leonardis, F. Ben Irwin, Kent Misemer and Brian Usher-Jones are “independent directors” as defined under the rules of The Nasdaq Stock Market.

Board Meetings and Attendance

Our board met nine times during our 2011 fiscal year. During fiscal year 2011, each director attended at least 75% of the aggregate number of board meetings and meetings held by all committees on which he then served. We do not have a policy with regard to board members’ attendance at our annual meetings. Philip S. Sassower, our Chairman of the Board and Chief Executive Officer, attended our last annual meeting of stockholders.

Board Committees

Our board has four standing committees—audit, compensation, corporate governance and executive.

Audit Committee

The audit committee’s responsibilities include:

•                  appointing, approving the compensation of, and assessing the independence of our registered public accounting firm;

•                  overseeing the work of our independent registered public accounting firm, including through the receipt and consideration of reports from such firm;

•                  reviewing and discussing with management and our independent registered public accounting firm our annual and quarterly financial statements and related disclosures;

•                  monitoring our internal control over financial reporting and disclosure controls and procedures;

•                  discussing our risk management policies;

•                  meeting independently with our independent registered public accounting firm and management;

•                  reviewing and approving or ratifying any related person transactions; and

•                  preparing the audit committee report required by SEC rules, which is included below in this proxy statement.

The current members of our audit committee are Brian Usher-Jones, Thomas F. Leonardis and Kent Misemer. Our Board of Directors has determined that Brian Usher-Jones meets the criteria of an “audit committee financial expert” as that term is defined in the rules and regulations promulgated under the Securities Exchange Act of 1934, as amended. Mr. Usher-Jones is an independent director as defined under the rules of The Nasdaq Stock Market. Mr. Usher-Jones’ background and experience include being a chartered accountant and the former Chief Financial Officer of Nesbitt, Thomson and Company and our former Interim Chief Financial Officer. Our audit committee met four times during our 2011 fiscal year. The audit committee’s charter is posted on our web site at http://www.xploretech.com.

Compensation Committee

The compensation committee’s responsibilities include:

•                  annually reviewing and approving corporate goals and objectives relevant to the compensation of our executive officers;

•                  determining the compensation of our Chief Executive Officer and our President and Chief Operating Officer;

•                  making recommendations to the Board of Directors with respect to the compensation of our other executive officers;

•                  overseeing and administering our incentive plans;

•                  reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which is included below in this proxy statement; and

•                  preparing the compensation committee report required by SEC rules, which is included below in this proxy statement.

The members of our compensation committee are Andrea Goren, Thomas F. Leonardis and Brian Usher-Jones. Our compensation committee met two times during our 2011 fiscal year. Our compensation committee does not have a formal written charter.

Corporate Governance Committee

The corporate governance committee’s responsibilities include:

•                  to periodically review and evaluate the performance of all directors and the board as a whole;

•                  to annually recommend the members proposed for re-election to the board;

•                  to select new candidates for board memberships and to make recommendations to the board;

•                  to consider annually the adequacy and form of compensation and benefits to be paid to the directors and make recommendations to the board;

•                  to establish procedures to ensure that the board may meet independent of management and to review annually the membership and chairs of all committees of the board; and

•                  to periodically review the mandate, powers and performance of the committees and make recommendations to the board.

The members of our corporate governance committee are Philip S. Sassower and Brian Usher-Jones. Our corporate governance committee did not formally meet during our 2011 fiscal year; however, corporate governance matters were discussed at meetings of the full Board of Directors. Our corporate governance committee does not have a written charter.

Executive Committee

Our executive committee’s function is to assist our management, as needed, on operational day-to-day activities. The members of our executive committee are Philip S. Sassower and Andrea Goren. Our executive committee did not meet formally as a committee during our 2011 fiscal year; however, management met regularly and held discussions with our executive committee throughout the 2011 fiscal year.

Director Nomination Process

The process followed by our corporate governance committee to identify and evaluate director candidates includes requests to board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the committee and the Board of Directors.

The corporate governance committee does not set specific, minimum qualifications that nominees must meet in order for the committee to recommend them to the Board of Directors, but rather believes that each nominee should be evaluated based on his or her individual merits, taking into account our needs and the composition of the Board of Directors.

While the corporate governance committee has no formal policy with respect to the consideration of nominees recommended by stockholders, the committee will consider qualified nominees recommended by stockholders.

Audit Committee Report

The audit committee reviewed our audited financial statements for the fiscal year ended March 31, 2011 and discussed them with our management and registered public accounting firm.

The audit committee has also discussed with our registered public accounting firm the matters required to be discussed by the Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1, AU section 380), as adopted by the Public Company Accounting Oversight Board in Rule 3200T. The audit committee has received the written disclosures and the letter from our registered public accounting firm required by applicable requirements of the Public Company Accounting Oversight Board regarding the registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with our registered public accounting firm their independence.

Based on the review and discussions referred to above, the audit committee recommended to our Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the year ended March 31, 2011.

By the Audit Committee of the Board of Directors

BRIAN USHER-JONES, CHAIRMAN

THOMAS F. LEONARDIS

KENT MISEMER

Leadership Structure of Our Board of Directors

Our Chief Executive Officer, Mr. Sassower, also serves as our Chairman of the Board. Our Board of Directors believes that the interests of all of our stockholders have been well served through a leadership model with the same person holding the positions of Chief Executive Officer and Chairman of the Board. Our current Chief Executive Officer possesses an in-depth knowledge of us, our operations and the array of business challenges faced by us, all of which have been gained through years of experience in the industry. Our Board of Directors believes that these experiences and other insights put the Chief Executive Officer in the best position to provide broad leadership for our Board of Directors as it considers strategy and as it exercises its fiduciary responsibilities to our stockholders.

Our Board of Directors has not previously designated a lead independent director because it concluded that it was unnecessary in light of the independence of many other members of our Board of Directors. As indicated above, all of our directors other than Mr. Sassower and Mr. Goren are independent, and all of our directors serving on our audit committee, and a majority of our directors serving on our compensation committee and one of the two directors on the corporate governance committees are independent. Each independent director may call meetings of the independent directors, and may request agenda topics to be added or dealt with in more detail at meetings of the full Board of Directors or an appropriate committee of our Board of Directors. Accordingly, the oversight of critical matters, such as the integrity of our financial statements, employee compensation, including compensation of the executive officers, the selection of directors and the evaluation of our Board of Directors and key committees is largely entrusted to independent directors.

Role of Our Board of Directors in Risk Oversight

Our entire Board of Directors and each of its standing committees are involved in overseeing risk associated with us and our business. Our Board of Directors monitors our governance by review with management and outside advisors, as considered necessary. Our Board of Directors has delegated certain risk management responsibilities to its committees. Our Board of Directors and the audit committee monitor our liquidity risk, regulatory risk, operational risk and enterprise risk by reviews with management and independent accountants and other advisors, as considered necessary. In its periodic meetings with the independent accountants, the audit committee discusses the scope and plan for the audit and includes management in its review of accounting and financial controls, assessment of business risks and legal and ethical compliance programs. Our Board of Directors and the corporate governance committee monitor our succession risk by regular review with management and consultation with outside advisors as considered necessary. As part of its responsibilities, the compensation committee reviews the impact of our executive compensation program and the associated incentives to determine whether they present a significant risk to us.

Because all of our directors other than Mr. Sassower and Mr. Goren are independent, and a significant number of our directors serving on the audit, compensation and corporate governance committees are independent, our Board of Directors believes that its independent directors have been actively involved in overseeing risk associated with us and our business. Our Board of Directors believes that its independent directors will continue to be actively involved in overseeing risk associated with us and our business.

Stockholder Communications

Our Board of Directors will give appropriate attention to written communications that are submitted by stockholders and will respond if and as appropriate. Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments considered to be important for the directors to know.

Stockholders who wish to send communications on any topic to our Board of Directors should address such communications to Board of Directors, Xplore Technologies Corp., Attn: Corporate Secretary, 14000 Summit Drive, Suite 900, Austin, Texas 78728.

COMPENSATION DISCUSSION AND ANALYSIS

Elements of Our Compensation Program

The compensation of our executives is designed to attract, as needed, individuals with the skills necessary for us to achieve our objectives, retain individuals who perform at or above our expectations and reward individuals fairly over time. Our executives’ compensation has three primary components: base salary; an annual cash incentive bonus; and equity-based compensation. In addition, we provide our executives with benefits that are generally available to our other salaried employees.

As a small company, we recognize that while we must pay salaries that help us to attract and retain talented executives who will help us grow; we must do so within budgetary constraints. We reward outstanding performance with cash bonuses that in large part are based on financial measures, such as revenue and EBITDA targets, and the achievement of strategic goals and corporate milestones. In addition, we reward our executives with equity-based compensation, as we believe equity compensation provides an incentive to our executive officers to build value for us over the long-term and aligns the interests of our executive officers and stockholders. Generally, we use stock options as our equity-based compensation because we believe that options generate value to the recipient only if the price of our common stock increases during the term of the option. Other than in the event of a change of control, the stock options granted to our executives generally vest solely based on the passage of time. We believe these elements support our underlying philosophy of attracting and retaining talented executives while remaining within our budgetary constraints and also creating cash incentives that reward company-wide and individual performance and aligning the interests of our executive officers with those of our stockholders by providing our executive officers equity-based incentives to ensure motivation over the long-term.

The individual elements of our compensation program are as follows:

Base Compensation.  It is our policy that the base salaries paid to our executive officers should reflect the individual responsibility and experience of the executive officer and the contribution that is expected from the executive officer. Base salaries are reviewed by the compensation committee on an annual basis to satisfy these criteria.

Our Chief Executive Officer does not receive a salary in connection with his services. Our President and Chief Operating Officer and our Chief Financial Officer received an aggregate of 80,000 shares of our Series D Preferred Stock in lieu of a total of $80,000 in cash salaries in fiscal 2011.

Cash Incentive Bonuses.  Our executive officers are eligible for annual incentive bonuses if they meet key financial and operational objectives. The payment of cash incentive bonuses to executive officers is within the discretion of our compensation committee and is based on our compensation committee’s assessment of our performance and the performance of each executive officer, measured in large part against financial objectives, strategic goals and corporate milestones. These financial, strategic and corporate objectives include revenue and EBITDA targets, product development objectives and corporate milestones such as the completion of financings. Our compensation committee may in its discretion award a cash incentive bonus to an executive officer for partial achievement of such executive officer’s objectives. The total amount of the cash incentive bonus available to an executive officer is either based upon a percentage of such executive officer’s base salary or a fixed dollar amount. Bonuses are reviewed by the compensation committee on an annual basis. Furthermore, in recognition of an executive officer’s exceptional performance our Board of Directors may award a performance bonus in excess of that executive officer’s maximum cash incentive bonus.

Each of our named executive officers (other than Philip S. Sassower) participates in his own individual Management by Objectives plan, which we refer to as a MBO plan, as discussed in footnotes 6 and 9 in the summary compensation table for fiscal years 2011 and 2010 below. The MBO plan of our President and Chief Operating Officer is set forth in his employment agreement discussed below.

Equity-Based Compensation.  We use stock options to reward long-term performance and to ensure that our executive officers have a continuing stake in our long-term success. Authority to make stock option grants to our executive officers rests with our Board of Directors. In determining the size of stock option grants, our Board of Directors considers our actual performance against our strategic plan, individual performance, the extent to which shares subject to previously granted options are vested and the recommendations of our Chief Executive Officer and other members of senior management.

We do not have any program, plan or obligation that requires us to grant equity compensation on specified dates. We grant stock options at regularly scheduled meetings of our Board of Directors or at special meetings. The authority to make equity grants to our executive officers rests with our Board of Directors although, as noted above, our Board of Directors does, in determining the grants of equity awards, consider the recommendations of our Chief Executive Officer and other members of senior management and our compensation committee. All stock options granted have an exercise price equal to or greater than the closing price of our common stock on the date that the grant action occurs.

With respect to establishing compensation for our executive officers, we do not have any formal policies in determining how specific forms of compensation are structured or implemented to reflect the individual performances and/or individual contributions to the specific items of our performance. In addition, we have no policies regarding the adjustment or recovery of awards or payments if the relevant performance measures, upon which such award or payment was based are restated or otherwise adjusted in a manner that would reduce the size of an award or payment.

With respect to newly hired employees, our practice is typically to make stock grants at the first meeting of our Board of Directors following such employee’s hire date. We do not have any program, plan or practice to time stock options grants with the release of material non-public information. We do not time, nor do we plan to time, the release of material non-public information for the purposes of affecting the value of executive compensation.

On May 14, 2010, our Board of Directors granted options to each director, in lieu of cash compensation otherwise payable to them in connection with their service as board members. Our Board of Directors granted options to each director to purchase 150,000 shares of our common stock at an exercise price of $0.11 per share, which options fully vested on March 31, 2011 for services provided during the fiscal year ended March 31, 2011.

On May 14, 2010, our Board of Directors approved the issuance to SG Phoenix LLC, an entity controlled by Philip Sassower (our Chief Executive Officer) and Andrea Goren (a director), of a warrant to purchase 1,500,000 shares of our common stock at an exercise price of $0.11 per share, which warrant fully vested on March 31, 2011, for services rendered for the year ended March 31, 2011.

On May 14, 2010, our Board of Directors granted an aggregate of 1,835,000 restricted share awards which vested on March 31, 2011 to certain employees, including an aggregate of 1,100,000 share awards granted to our executive officers other than our Chief Executive Officer, in lieu of cash compensation for fiscal year 2011. On February 23, 2011, our Board of Directors modified awards to the executive officers and replaced the 1,100,000 shares of common stock with 110,000 shares of our Series D Preferred Stock. On March 31, 2011, 525,625 shares of our common stock and 110,000 shares of our Series D Preferred Stock that were granted became fully vested.

On March 29, 2011, our Board of Directors granted options to purchase an aggregate of 47,685,000 shares of common stock to all employees, directors and certain consultants at an exercise price of $0.06 per share. One-fourth of each grant vested immediately and the remainder will vest annually over three years. In connection with the grant, all of our executive officers other than our Chief Executive Officer voluntarily terminated all rights to outstanding options to purchase an aggregate of 6,201,395 shares of common stock.

Employment Agreements

Mark Holleran

On June 30, 2006, we entered into an employment agreement with Mark Holleran, our President and Chief Operating Officer. The agreement was for a period of two years, and is renewable for additional one year periods. It was renewed in June 2011 for an additional year. In consideration for his services, during the term of the agreement Mr. Holleran is entitled to receive a base salary of $250,000 per year, of which $200,000 is paid in cash and $50,000 is paid through a restricted stock award, subject to any increase as may be approved by our Board of Directors. Mr. Holleran is also entitled to receive a performance bonus of up to 100% of his base salary based upon his achievement of objectives in the following categories: revenues, hiring new employees, product development, retention of staff, EBITDA performance and additional financing. In addition, we may award, in our sole discretion, Mr. Holleran additional performance bonuses in recognition of his performance.

Mr. Holleran is also eligible to participate in a transaction bonus pool in the event of the sale of our business during the term of Mr. Holleran’s employment agreement. The amount of the transaction bonus pool will be based upon the total consideration received by our stockholders from the sale of our business, less our transaction expenses. Mr. Holleran will be entitled to receive 50% of the total amount of the transaction bonus pool.

As part of the employment agreement, we agreed that if we terminate Mr. Holleran’s employment without cause during the term of his employment agreement, Mr. Holleran would receive his base salary for one year, commencing on the termination date, reduced by amount earned by Mr. Holleran from other employment during that period, plus an additional amount equal to the average of the performances bonuses paid to Mr. Holleran during the prior two calendar years. The employment agreement also contains customary non-compete, non-solicitation, non-disparagement and confidentiality provisions.

Severance and Change in Control Benefits

Mark Holleran, our President and Chief Operating Officer, has a provision in his employment agreement that gives him severance benefits described above if his employment is terminated without cause.

We have established a transaction bonus pool for our executive officers and senior management team upon the sale of our business. The amount of the transaction bonus pool is based upon the total consideration received by our stockholders from the sale of our business, less our transaction expenses. The total transaction bonus pool will be equal to 5% of the first $45,190,480 received by our stockholders and 10% of any such consideration in excess of $45,190,480. Under the terms of his employment agreement, Mr. Holleran is entitled to receive 50% of the total amount of the transaction bonus pool if our business is sold during the term of his employment. In addition, under the terms of our transaction bonus pool, if our business is sold during the term of their employment, our Chief Financial Officer, Michael J. Rapisand, will receive 30% of the pool, our Vice President of Engineering, Bryan J. Bell, will receive 5% of the pool and the remaining 15% of the pool will be distributed among our senior management team as determined by our Board of Directors.

We have chosen to provide these benefits to our executives because we believe we must remain competitive in the marketplace. These severance and acceleration provisions and estimates of these change of control and severance benefits are described in the section entitled “Estimated Payments and Benefits Upon Termination or Change in Control” below.

Pension Benefits

We do not sponsor any qualified or non-qualified defined benefit plans. We do maintain a 401(k) plan for our employees, including our executive officers; however, we do not match contributions made by our employees, including contributions made by our executive officers.

Nonqualified Deferred Compensation

We do not maintain any non-qualified defined contribution or deferred compensation plans. Our Board of Directors may elect to provide our executive officers and employees with non-qualified defined contribution or deferred compensation benefits if it determines that doing so is in our best interests.

Other Benefits

Our executive officers are eligible to participate in all of our employee benefit plans, such as medical, dental, vision, group life and disability insurance and our 401(k) plan, in each case on the same basis as our other employees.

Impact of Regulatory Requirements

Deductibility of Executive Compensation.  Our executive officers’ MBO plans and our stock option plan do not currently provide compensation that qualifies as “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended. Accordingly, compensation in excess of $1 million paid to a named executive officer during any one year that is attributable to one of those arrangements would not currently be deductible for U.S. federal income tax purposes. We may, in the future, reevaluate those plans and redesign them so that compensation attributable to one or both of those plans would qualify as “performance-based compensation” within the meaning of Section 162(m) and would be deductible for U.S. federal income tax consequences.

Accounting for Stock-Based Compensation.  We began accounting for stock-based payments in accordance with the requirements of FASB Statement 123(R) for the fiscal year ended March 31, 2004.

Stock Ownership Requirements

We do not currently have any requirements or guidelines relating to the level of ownership of our common stock by our directors or executive officers.

Compensation Committee Report

The compensation committee has reviewed and discussed the Compensation Discussion and Analysis with management. Based on such review and discussions, the compensation committee recommended to our Board of Directors that the Compensation Discussion and Analysis be included in this proxy statement.

By the Compensation Committee of the Board of Directors

THOMAS F. LEONARDIS, CHAIRMAN

ANDREA GOREN

BRIAN USHER-JONES

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth the compensation for our fiscal years ended March 31, 2011 and 2010 earned by or awarded to, as applicable, our principal executive officer, principal financial officer and our other most highly compensated executive officers as of March 31, 2011. In this proxy statement we refer to such officers as our “named executive officers.”

Name and Principal Position	Year	Salary US($)		Bonus US($)		Option Awards US($)(1)		Total US($)
Philip S. Sassower—	2011	—		—		29,881	(3)	29,881
Chief Executive Officer(2)	2010	—		—		41,588	(3)	41,588
Mark Holleran—	2011	250,000	(4)	84,683	(6)	259,587		594,270
President and Chief Operating Officer	2010	250,000	(5)	90,232	(6)	244,989		585,221
Michael J. Rapisand—	2011	180,000	(7)	—		68,471		248,471
Chief Financial Officer and Corporate Secretary (9)	2010	180,000	(8)	—		43,116		223,116

(1)                                  Option award amounts included in this table reflect the compensation cost for the fiscal year ended, related to all options granted to the named executive officer, calculated in accordance with FASB ASC Topic 718 and using a Black-Scholes valuation model.

(2)                                  Mr. Sassower does not receive a salary in connection with his services as our Chief Executive Officer. Mr. Sassower is also the Chairman of our Board of Directors.

(3)                                  Mr. Sassower was entitled to receive fees for fiscal years 2011 and 2010 in connection with being a member of our Board of Directors. For each year, Mr. Sassower accepted options to purchase 150,000 shares of our common stock in lieu of such fees. Such amount includes those options.

(4)                                  Mr. Holleran accepted 50,000 shares of our Series D Preferred Stock in April 2011 in lieu of $50,000 of cash compensation for fiscal 2011.

(5)                                  Mr. Holleran accepted 500,000 shares of our common stock in April 2010 in lieu of $50,000 of cash compensation for fiscal 2010. Mr. Holleran surrendered 169,750 shares to us to satisfy income tax obligations.

(6)                                  Under the terms of Mr. Holleran’s employment agreement, in fiscal years 2011 and 2010 he had the opportunity to earn a cash performance bonus of up to 100% of his base salary ($250,000) based on the achievement of various objectives, including revenue and profitability objectives. Mr. Holleran’s bonuses paid in fiscal years 2011 and 2010 were based on his efforts in managing our sales team and he did not receive any performance bonuses under his employment agreement as the objectives were not achieved in either year.

(7)                                  Mr. Rapisand accepted 30,000 shares of our Series D Preferred Stock in April 2011 in lieu of $30,000 of cash compensation for fiscal 2011.

(8)                                  Mr. Rapisand accepted 300,000 shares of our common stock in April 2010 in lieu of $30,000 of cash compensation for fiscal 2010. Mr. Rapisand surrendered 120,450 shares to us to satisfy income tax obligations.

(9)                                  Under the terms of Mr. Rapisand’s Management by Objective (MBO) bonus plan, in fiscal years 2011 and 2010, he had the opportunity to earn a cash bonus of up to 40% of his base salary ($72,000) based on his achievement of revenue and profitability objectives. The objectives under Mr. Rapisand’s MBO plan were not achieved in fiscal years 2011 and 2010 and no bonus was earned or paid.

Outstanding Equity Awards at 2011 Fiscal Year-End

The following table sets forth the equity awards outstanding at March 31, 2011 for each of the named executive officers.

Name	Number of Securities Underlying Unexercised Options (#)	Equity Incentive Plan Awards Number of Securities Underlying Unearned Options (#)		Option Exercise Price ($)	Option Expiration Date
Philip S. Sassower—	200,000	—		$0.44	08/29/2011
Chief Executive Officer	39,946	79,893	(1)	$0.10	04/30/2014
	150,000	—		$0.15	06/10/2014
	150,000	—		$0.15	06/10/2014
	150,000	—		$0.11	05/14/2015
	325,000	975,000	(2)	$0.06	03/29/2016

Mark Holleran—	1,200,000	—		$0.38	06/30/2011
President and Chief Operating Officer	1,566,668	—		$0.44	08/29/2011
	3,250,000	9,750,000	(3)	$0.06	03/29/2016

Michael J. Rapisand—	660,554	—		$0.44	08/29/2011
Chief Financial Officer and Corporate Secretary	1,250,000	3,750,000	(4)	$0.06	03/29/2016

(1)                                  39,947 options vest on April 30, 2011 and 39,946 options vest on April 20, 2012.

(2)                                  325,000 options vest on March 31, 2012, 325,000 options vest on March 31, 2013 and 325,000 options vest on March 31, 2014.

(3)                                  3,250,000 options vest on March 31, 2012, 3,250,000 options vest on March 31, 2013 and 3,250,000 options vest on March 31, 2014.

(4)                                  1,250,000 options vest on March 31, 2012, 1,250,000 options vest on March 31, 2013 and 1,250,000 options vest on March 31, 2014.

Estimated Payments and Benefits Upon Termination or Change in Control

Holleran Employment Agreement

The following table describes the potential payments and benefits payable to Mr. Holleran, our President and Chief Operating Officer, upon termination of his employment by us without cause, as if his employment had terminated as of the March 31, 2011, the last business day of our last fiscal year. If Mr. Holleran’s employment is terminated by us as a result of his death or disability or by us for cause or voluntary by Mr. Holleran, he is entitled to receive any earned or accrued, but unpaid, base compensation and bonus and all accrued but unused vacation days through the termination date.

Payments and Benefits	Termination by Company Without Cause(1)
Compensation:
Base salary(2)	$250,000	(4)
Performance bonus(3)	$0	(5)
Benefits and Perquisites:	$16,560	(6)

(1)                                  For purposes of Mr. Holleran’s employment agreement, “cause” includes, among other things, (i) his willful failure to perform his duties under his employment agreement, (ii) any intentional act of fraud, embezzlement or theft involving more than a nominal amount of our assets or property, (iii) any material damage to our assets, business or reputation resulting from his intentional or grossly negligent conduct, (iv) his intentional wrongful disclosure of material confidential information, (v) his intentional engagement in competitive activity which would constitute a breach of his employment agreement and/or his duty of loyalty, (vi) his intentional breach of any material employment policy, or (vii) his ineligibility for any reason to work lawfully in the United States for a period of four consecutive months.

(2)                                  Assumes that there is no earned but unpaid base salary at the time of termination.

(3)                                  Assumes that there is no earned but unpaid bonus at the time of termination.

(4)                                  If Mr. Holleran is terminated without cause, Mr. Holleran is entitled to receive his base salary in effect immediately prior to his termination of employment for a period of 12-months commencing on the termination date, subject to reduction by any amounts he earns during the 12-month period.

(5)                                  Under the terms of Mr. Holleran’s employment agreement, if Mr. Holleran is terminated without cause, he is entitled to receive as severance an amount equal to the average of his performance bonuses paid to him during the two calendar years preceding his termination.  Mr. Holleran did not receive performance bonuses in fiscal 2010 or fiscal 2011.

(6)                                  Represents payments of $1,380 a month to pay the cost of Mr. Holleran’s continued participation in our group health plans under COBRA during the 12-month severance period.

Change in Control Benefits

Under the terms of our Amended and Restated Share Option Plan, which we also refer to as our Amended Plan, upon a change in control of our company all outstanding options will immediately vest and become exercisable. A “change of control” means the occurrence of (i) a person, including the person’s affiliates and any other person acting jointly or in concert with that person, becoming the beneficial owner of, or exercising control over, more than 50.1% of the total voting power of our common stock; or (ii) our company consolidating with, or merging with or into, another person or selling, transferring, leasing or otherwise disposing of all or substantially all of our assets to any person, or any person consolidating with, or merging with or into, our company, in any such event pursuant to a transaction in which our outstanding shares of common stock are converted into or exchanged for cash, securities or other property, except for any such transaction in which the holders of our then outstanding common stock receive voting securities, or securities exchangeable at the option of the holder into voting securities, of the surviving person which constitute a majority of the voting securities.

Under our 2009 Stock Incentive Plan, in the event of certain business combinations, including the sale or lease of all or substantially all of our assets, or a merger or consolidation involving us in which all or substantially all of the beneficial owners of our capital stock prior to such business combination own 50% or less of the outstanding shares of common stock after the business combination or a similar transaction, each of which we refer to as a “corporate transaction”, and subject to any vesting acceleration provisions in an award agreement, outstanding awards will be treated in the manner provided in the agreement relating to the corporate transaction (including as the same may be amended). The corporate transaction agreement will not be required to treat all awards or individual types of awards similarly in the corporate transaction; provided, however, that the corporate transaction agreement will provide for one of the following with respect to all outstanding awards (as applicable):

•                  the continuation of the outstanding award by us, if we are a surviving company;

•                  the assumption of the outstanding award by the surviving company or its parent or subsidiary;

•                  the substitution by the surviving company or its parent or subsidiary of its own award for the outstanding award;

•                  full exercisability or vesting and accelerated expiration of the outstanding award, followed by the cancellation of such award;

•                  the cancellation of an outstanding option or stock appreciation right and a payment to the optionee equal to the excess of (x) the fair market value of the shares subject to such option or stock appreciation right (whether or not such option or stock appreciation right is then exercisable or such shares are then vested) as of the closing date of such corporate transaction over (y) its aggregate exercise price; or

•                  the cancellation of an outstanding restricted stock unit and a payment to the participant equal to the fair market value of the shares subject to such restricted stock unit (whether or not such restricted stock unit is then vested) as of the closing date of such corporate transaction.

The following table sets forth the potential payments to our named executive officers as if we had a change of control as of the March 31, 2011, the last business day of our 2011 fiscal year.

Name	Transaction Bonus Pool(1)		Market Value of Accelerated Options
Philip S. Sassower—Chief Executive Officer	—	(2)	—	(3)
Mark Holleran—President and Chief Operating Officer	$1,011,346	(4)	—	(3)
Michael J. Rapisand—Chief Financial Officer	$606,808	(5)	—	(3)

(1)                                  Our named executive officers (except for Philip S. Sassower) are eligible to participate in a transaction bonus pool designed to incent and reward our executives who are employed by us upon the sale of our Company. Under the transaction bonus pool, an amount equal to 5% of the per share sales consideration up to $0.34 and 10% of the remaining per share consideration received through such sale, in each case after deducting the transaction expenses, will be allocated to the transaction bonus pool. For example, if a sale of our company is completed and each holder of our common stock will receive $1.00 per share after transaction expenses, the transaction bonus pool will be equal to 5% on the first $0.34 per share and 10% on the balance per share ($0.66 per share). The participation in the transaction bonus pool will be allocated as follows: 50% of the pool to Mark Holleran, our President and Chief Operating Officer, 30% of the pool to Michael J. Rapisand, our Chief Financial Officer, 5% of the pool to Bryan J. Bell, our Vice President of Engineering and the balance to our then current senior management team, as determined by our Board of Directors, in consultation with Mr. Holleran.

(2)                                  Mr. Sassower is not eligible to participate in the transaction bonus pool.

(3)                                  Pursuant to the terms of our Amended Plan, certain outstanding options shall immediately vest upon the occurrence of a change of control of our company. Assuming a market price of $0.075 per share, which represents the closing price of our common stock on March 31, 2011 as reported by the OTC Link, the exercise price of all of these options held by such executive officer would be above the market price and thus the accelerated options would have a value of nil. Pursuant to our 2009 Plan, our Board of Directors may determine, at the time of grant or thereafter, that the vesting of options granted under that plan may accelerate upon a change in control of our company. Currently, no such options have such acceleration provisions, and we assume that our Board of Directors will not determine to accelerate the vesting of the options with exercise prices below $0.075 per share in the future.

(4)                                  Assuming (i) a sale in which the holders of our common stock, assuming the conversion of all outstanding shares of our convertible preferred stock, receive per share sales consideration of $0.075, which represents the closing price of our common stock on March 31, 2011 as reported by the OTC Link and (ii) transaction costs of 10% of the total proceeds, the aggregate transaction bonus pool would be $2,022,692. Mr. Holleran would be entitled to receive 50% of the transaction bonus pool.

(5)                                  Assuming (i) a sale in which the holders of our common stock, assuming the conversion of all outstanding shares of our convertible preferred stock, receive per share sales consideration of $0.075, which represents the closing price of our common stock on March 31, 2011 as reported by the OTC Link, and (ii) transaction costs of 10% of the total proceeds, the aggregate transaction bonus pool would be $2,022,692. Mr. Rapisand would be entitled to receive 30% of the transaction bonus pool.

Director Compensation

In June 2006, our Board of Directors approved a director compensation plan pursuant to which we will pay our directors a fee to attend board meetings. Under the plan, each director receives $1,500 for each board meeting he attends in person and $750 for each board meeting he attends by teleconference. In addition, from time to time, we grant options to our directors to purchase shares of our common stock. We also reimburse our directors for out-of-pocket expenses incurred in connection with attending our board and board committee meetings. Compensation for our directors, including cash and equity compensation, is determined, and remains subject to adjustment, by our Board of Directors. For the fiscal years ended March 31, 2011 and 2010, we did not pay our directors their cash fees to attend meetings. Our directors elected to accept stock options in lieu of cash payments. On May 14, 2010 and June 10, 2009, each director was granted options to purchase 150,000 shares of common stock at exercise prices of $0.11 and $0.15, respectively, per share, for each of the fiscal years 2011 and 2010, which options for fiscal 2011 were fully vested as of March 31, 2011 and are exercisable for five years, and options for fiscal 2010 were fully vested on March 31, 2010 and are exercisable for five years.

Fiscal Year 2011 Director Compensation

The following table sets forth compensation information for our directors who are not named executive officers for our fiscal year ended March 31, 2011.

Name	Fees Earned or Paid in Cash ($)	Option Awards ($)	Total ($)
Brian E. Usher-Jones	—	28,636	28,636
Andrea Goren	—	29,881	29,881
Thomas F. Leonardis	—	29,881	29,881
Frank Elenio(1)	—	38,179	38,179
F. Ben Irwin	—	26,976	26,976

(1)                                  Mr. Elenio resigned from his position as a member of our Board of Directors on November 7, 2011.

2009 Stock Incentive Plan

On July 28, 2009, we adopted the 2009 Stock Incentive Plan, which we refer to as the 2009 Stock Plan. The 2009 Stock Plan provides for equity-based awards in the form of incentive stock options and non-statutory options, restricted shares, stock appreciation rights and restricted stock units. Awards are made to selected employees, directors and consultants to promote stock ownership among award recipients, to encourage their focus on strategic long-range corporate objectives, and to attract and retain exceptionally qualified personnel. Upon the original approval and adoption of the 2009 Stock Plan by our stockholders, up to 25,100,000 shares of our common stock were issuable under the 2009 Stock Plan. On December 16, 2010, our stockholders approved an increase in the number of shares of our common stock available for issuance under the 2009 Stock Plan from 25,100,000 to 75,000,000.

Generally, the vesting of options and the retention of restricted shares granted under the 2009 Stock Plan are conditioned on a period or successive periods of continuous service of the award recipient. Expired options that remain unexercised and shares forfeited to or repurchased by us will become available for future grant under the 2009 Stock Plan. As of the Record Date, options to purchase 60,885,193 shares of our common stock were outstanding and 1,270,934 shares of our common stock have been awarded pursuant to restricted stock grants under the 2009 Stock Plan.

Employee Stock Purchase Plan

On November 5, 2008, we adopted the 2009 Employee Stock Purchase Plan, which we refer to as the ESPP. The ESPP establishes a series of offering periods during which most of our employees have an opportunity to purchase our common stock through payroll deductions. To be eligible, an employee must have completed one year of employment and regularly work over 20 hours per week and over 5 months per year. Prior to each offering period, a participant elects to have between 1% and 20% of his or her base compensation set aside for the purchase of the shares upon purchase dates, which occur at the end of each calendar quarter. The purchase price is 95% of the fair market value per share of our common stock on the start date of the offering period.

The initial offering period began on January 1, 2009 and terminated on March 31, 2010 and had a purchase price of $0.096 per share. The offering period for the fiscal year 2011 began on April 1, 2010 and terminated on March 31, 2011, and had a purchase price of $0.08075 per share.

Up to 5,000,000 shares are reserved for purchase under the ESPP. As of the Record Date, 1,558,550 shares of our common stock had been purchased under the ESPP. The ESPP may have additional offering periods until the shares reserved for the ESPP have been exhausted or the ESPP is terminated. It is intended that shares purchased under the ESPP qualify for special tax treatment under Section 423 of the Internal Revenue Code.

Amended Share Option Plan

We also maintain an amended and restated stock option plan (which we refer to as the Amended Share Option Plan), the purpose of which was to attract, retain and motivate eligible persons whose contributions are important to our success and to advance our interests by providing such persons with the opportunity, through stock options, to acquire a proprietary interest in our Company. This plan was superseded by the 2009 Stock Plan and will continue until the expiration of current outstanding options issued under the plan.

Pursuant to the Amended Share Option Plan, our Board of Directors was authorized, from time to time in its discretion, to issue to directors, officers, employees and consultants of our Company and its affiliates options to acquire our common stock at such prices as may be fixed by our Board of Directors at that time; provided, however, that the option exercise price was in no circumstances be lower than the market price of our common stock at the date the option is granted. Options granted under the Amended Share Option Plan are generally non-assignable, are exercisable for a term not exceeding 10 years and generally vest over a three year period in three annual installments, as determined by our Board of Directors.

The number of shares of our common stock issuable upon exercise of options granted to insiders at any time pursuant to the Amended Share Option Plan cannot exceed 10% of our total issued and outstanding shares of common and preferred stock, and the number of shares issued to insiders, within any one year period, under the Amended Share Option Plan cannot exceed 10% of our total issued and outstanding shares.

Subject to certain specific listed exceptions and to any express resolution passed by our Board of Directors with respect to an option granted under the Amended Share Option Plan, an option and all rights to purchase common stock shall expire and terminate immediately upon the person who holds such option ceasing to be a director, officer, employee or consultant of our Company and its affiliates.

In July 2009, our Board of Directors adopted the 2009 Stock Plan. Accordingly, no additional options will be issued under the Amended Share Option Plan. The number of shares issuable under the Amended Share Option Plan is limited to 16,301,615 shares, which represent the total number of shares covered by options outstanding on the date the 2009 Stock Plan was adopted. As of the Record Date, 1,925,850 shares were covered by options outstanding under the Amended Share Option Plan.

Compensation Committee Interlocks and Insider Participation

The compensation committee currently consists of Andrea Goren, Thomas F. Leonardis and Brian Usher Jones. Mr. Goren is co-manager of SG Phoenix LLC, the managing member of Phoenix, one of our principal stockholders. Mr. Usher Jones served as our Interim Chief Financial Officer from August 1996 to November 1997 and from August 2001 to December 2001.

On August 18, 2010, in connection with an interim financing, which we refer to as the Bridge Financing, we entered into Amendment No. 1 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No. 1, we could issue and sell to Phoenix and other purchasers, in the sole discretion of Phoenix, up to an additional $2,000,000 of principal amount of our senior secured subordinated promissory notes and warrants to purchase up to 28,571,429 shares of our common stock at an exercise price of $0.07 per share. Between August 18, 2010 and November 3, 2010, we issued notes with the principal amount of $850,000, and warrants to purchase 21,250,000 shares of our common stock, to Phoenix in the Bridge Financing. We received $850,000 in gross proceeds for the notes and warrants.

On November 3, 2010, we entered into Amendment No. 2 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No.2, we increased the total additional principal amount of our senior secured subordinated notes that we could issue and sell in the Bridge Financing to $3,000,000 and the warrants to purchase shares of our common stock issued in the Bridge Financing after the date of Amendment No. 2 would have an exercise price of $0.04. It was also a condition to the first closing after the date of Amendment No. 2 that all of the warrants previously issued in the Bridge Financing would be amended to reduced their exercise price from $0.07 per share to $0.04 per share. On December 16, 2010, in connection with the final closing of the Bridge Financing, we issued an additional note in the principal amount of $1,177,500 to Phoenix, together with warrants to purchase 29,437,500 shares of our common stock. We received $1,177,500 in gross proceeds for the note and warrants issued at the final closing.

On November 3, 2010, we also entered into an Exchange Agreement with Phoenix and other parties representing a majority in interest of our then outstanding senior secured subordinated indebtedness pursuant to which we agreed to exchange all of our outstanding senior secured subordinated and secured subordinated indebtedness, including the notes issued in the Bridge Financing, at the time of closing into shares of our Series D Preferred Stock, at an exchange price of $1.00 per share for each $1.00 of such indebtedness.

In connection with our issuance of our Series D Preferred Stock in exchange for our outstanding subordinated secured promissory notes on December 16, 2010, we paid SG Phoenix LLC a structuring fee of $100,000 in cash and issued SG Phoenix LLC a three-year warrant to purchase 2,500,000 shares of our common stock at an exercise price of $0.04 per share.

On December 16, 2010, Phoenix exchanged $1,940,000 in principal amount of our promissory notes for shares of our Series D Preferred Stock.  For the year ended March 31, 2011, interest expense of $112,000 was recognized and paid to Phoenix through the issuance of 37,760 shares of our Series D Preferred Stock and 1,013,180 shares of our common stock.

In connection with our issuance of 1,000,000 shares of our Series D Preferred Stock and warrants in a private placement on February 23, 2011, we paid SG Phoenix LLC a structuring fee of $50,000 in cash and issued SG Phoenix LLC a three-year warrant to purchase 1,250,000 shares of our common stock at an exercise price of $0.04 per share.

On August 4, 2011, our Board of Directors approved an award of 150,000 shares of our Series D Preferred Stock, which will fully vest on March 31, 2012, to SG Phoenix LLC for services to be rendered during the year ending March 31, 2012.

On October 14, 2011, we raised $2,320,000 in a private placement through the issuance of 2,320,000 shares of our Series D Preferred Stock. In connection with the private placement, we paid SG Phoenix LLC an administrative fee of $100,000 in cash and a warrant to purchase 2,500,000 shares of our common stock at an exercise price of $0.04 per share.

For additional information, see Transactions with Related Persons below.

TRANSACTIONS WITH RELATED PERSONS

On August 18, 2010, in connection with an interim financing, which we refer to as the Bridge Financing, we entered into Amendment No. 1 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No. 1, we could issue and sell to Phoenix and other purchasers, in the sole discretion of Phoenix, up to an additional $2,000,000 of principal amount of our senior secured subordinated promissory notes and warrants to purchase up to 28,571,429 shares of our common stock at an exercise price of $0.07 per share. Between August 18, 2010 and November 3, 2010, we issued notes with the principal amount of $850,000, and warrants to purchase 21,250,000 shares of our common stock, to Phoenix in the Bridge Financing. We received $850,000 in gross proceeds for the notes and warrants.

On November 3, 2010, we entered into Amendment No. 2 to the Note Purchase Agreement dated as of November 5, 2009. Pursuant to Amendment No.2, we increased the total additional principal amount of our senior secured subordinated notes that we could issue and sell in the Bridge Financing to $3,000,000 and the warrants to purchase shares of our common stock issued in the Bridge Financing after the date of Amendment No. 2 would have an exercise price of $0.04. It was also a condition to the first closing after the date of Amendment No. 2 that all of the warrants previously issued in the Bridge Financing would be amended to reduced their exercise price from $0.07 per share to $0.04 per share. On December 16, 2010, in connection with the final closing of the Bridge Financing, we issued an additional note in the principal amount of $1,177,500 to Phoenix, together with warrants to purchase 29,437,500 shares of our common stock. We received $1,177,500 in gross proceeds for the note and warrants issued at the final closing.

On November 3, 2010, we also entered into an Exchange Agreement with Phoenix, our principal stockholder, Philip Sassower, our Chief Executive Officer, and entities controlled by Mr. Sassower, and other parties representing a majority in interest of our then outstanding senior secured subordinated indebtedness pursuant to which we agreed to exchange all of our outstanding senior secured subordinated and secured subordinated indebtedness, including the notes issued in the Bridge Financing, at the time of closing into shares of our Series D Preferred Stock, at an exchange price of $1.00 per share for each $1.00 of such indebtedness.

In connection with our issuance of our Series D Preferred Stock in exchange for our outstanding subordinated secured promissory notes on December 16, 2010, we paid SG Phoenix LLC a structuring fee of $100,000 in cash and issued SG Phoenix LLC a three-year warrant to purchase 2,500,000 shares of our common stock at an exercise price of $0.04 per share.

On December 16, 2010, Phoenix exchanged $1,940,000 in principal amount of our promissory notes for shares of our Series D Preferred Stock.  For the year ended March 31, 2011, interest expense of $112,000 was recognized and paid to Phoenix through the issuance of 37,760 shares of our Series D Preferred Stock and 1,013,180 shares of our common stock.

On December 16, 2010, Phoenix Enterprises Family Fund LLC, an affiliate, exchanged $718,000 in principal amount of our promissory notes for shares of our Series D Preferred Stock.  For the year ended March 31, 2011, interest expense $64,000 was recognized and paid to Phoenix Enterprises Family Fund LLC through the issuance of 15,136 shares of our Series D Preferred Stock and 660,461 shares of our common stock.

On December 16, 2010, JAG Multi Investments LLC, an affiliate, exchanged $1,018,000 in principal amount of our promissory notes for shares of our Series D Preferred Stock.  For the year ended March 31, 2011, interest expense of $91,000 and was recognized and paid to JAG Multi Investments LLC through the issuance of 21,464 shares of the Company’s Series D Preferred Stock and 936,614 shares of the Company’s common stock.

On December 16, 2010, Mr. Sassower exchanged $1,000,000 in principal amount of our promissory notes for shares of our Series D Preferred Stock.  For the year ended March 31, 2011, interest expense of $90,000, was recognized and paid to Mr. Sassower through the issuance of 21,095 shares of our Series D Preferred Stock and 920,504 shares of our common stock, respectively.

In connection with our issuance of 1,000,000 shares of our Series D Preferred Stock and warrants in a private placement on February 23, 2011, we paid SG Phoenix LLC, an affiliate, a structuring fee of $50,000 in cash and issued SG Phoenix LLC a three-year warrant to purchase 1,250,000 shares of our common stock at an exercise price of $0.04 per share.

On August 4, 2011, our Board of Directors approved an award of 150,000 shares of our Series D Preferred Stock, which will fully vest on March 31, 2012, to SG Phoenix LLC, an affiliate, for services to be rendered during the year ending March 31, 2012.

On October 14, 2011, we raised $2,320,000 in a private placement through the issuance of 2,320,000 shares of our Series D Preferred Stock. Philip Sassower, our Chairman of the Board and Chief Executive Officer, purchased 500,000 shares of our Series D Preferred Stock in the private placement and Kent Misemer, who became a member of our Board of Directors on November 8, 2011, purchased 175,000 shares of our Series D Preferred Stock in the private placement. In connection with the private placement, we paid SG Phoenix LLC, an affiliate, an administrative fee of $100,000 in cash and a warrant to purchase 2,500,000 shares of our common stock at an exercise price of $0.04 per share.

Review, Approval or Ratification of Transactions with Related Persons

Our audit committee reviews and reports to our Board of Directors on any related party transaction. From time to time, the independent members of our Board of Directors form an ad hoc committee to consider transactions and agreements in which a director or executive officer of our Company has a material interest. In considering related party transactions, the members of our audit committee are guided by their fiduciary duties to our stockholders. Our audit committee does not have any written or oral policies or procedures regarding the review, approval and ratification of transactions with related parties.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding the beneficial ownership of our capital stock as of the Record Date by (i) each person known by us to be the beneficial owner of more than 5% of any class of our voting securities, (ii) each of our directors, (iii) each of our “named executive officers” and (iv) our directors and executive officers as a group.

				Series A Preferred Stock Beneficially Owned			Series B Preferred Stock Beneficially Owned		Series C Preferred Stock Beneficially Owned			Series D Preferred Stock Beneficially Owned
				Number			Number		Number			Number
	Common Stock			of			Of		of			of
	Beneficially Owned			Shares of			Shares of		Shares of			Shares of
Name of Beneficial Owner(1)	Number of Shares(2)		Percentage of Class(3)	Series A Preferred Stock		Percentage of Class(4)	Series B Preferred Stock	Percentage of Class(5)	Series C Preferred Stock		Percentage of Class(6)	Series D Preferred Stock		Percentage of Class(7)
Philip S. Sassower	370,618,652	(8)	45.7%	44,708,384	(22)	71.1%	—	—	4,320,000	(25)	25.3%	4,696,002	(29)	33.6%
Mark Holleran	6,580,779	(9)	*	—		—	—	—	—		—	53,415		*
Michael J. Rapisand	3,737,312	(10)	*	147,059		*	—	—	—		—	32,049		*
Bryan J. Bell	2,625,531	(11)	*	—		—	—	—	—		—	25,046		*
Brian E. Usher-Jones	6,017,453	(12)	*	—		—	—	—	—		—	107,872		*
Andrea Goren	235,350,849	(13)	29.1%	31,032,014	(23)	49.4%	—	—	3,520,000	(26)	20.6%	2,227,119	(30)	15.9%
Thomas F. Leonardis	854,893	(14)	*	—		—	—	—	—		—	—		—
Kent Misemer	4,432,525	(15)	*	—		—	—	—	—		—	177,031	(31)	1.3%
F. Ben Irwin	625,000	(16)	—	—		—	—	—	—		—	—		—
Phoenix Venture Fund LLC	221,438,196	(17)	27.3%	31,032,014	(23)	49.4%	—	—	3,320,000	(27)	19.4%	2,173,735	(32)	15.5%
110 East 59th Street
New York, NY 10022
Alex and James Goren
150 East 52nd Street
New York, NY 10022	69,811,113	(18)	8.8%	4,357,708	(24)	6.9%	—	—	800,000	(28)	4.7%	1,331,413	(33)	9.5%
Leonard Pearlman, JAM Capital Assoc. LLC and New Giles LLC
112 W 56th
New York, NY 10019	19,776,193	(19)	2.5%	1,130,137		1.8%	—	—	1,000,000		5.9%	303,010		2.2%
William Freas
c/o Joseph Gunnar & Co.
30 Broad Street
New York, NY 10004	9,804,603		1.3%	—		—	2,941,177	38.0%	—		—	—		—
James J. O’Donnell
845 UN Plaza
New York, NY 10017	32,274,166	(20)	4.1%	780,655		1.2%	—	—	900,000		5.3%	657,811		4.7%
Hamir Realty Co.
12 E 49th
New York, NY 10017	4,371,920		*	—		—	—	—	1,070,000		6.3%	—		—
Fifty-Ninth Street Investors LLC
110 E 59th Street
New York, NY 10022	3,873,503		*	—		—	—	—	1,000,000		5.9%	—		—
Ross Irvine
c/o Sky Capital LLC
110 Wall Street
New York, NY 10005	4,183,068		*	—		—	1,000,000	12.9%	200,000		1.2%	—		—
All directors and executive officers as a group (9 persons)(21)	401,154,798		49.3%	44,855,443		71.3%	—	—	4,520,000		26.5%	5,145,069		36.8%

*                                            Represents less than 1% of class or combined classes.

(1)                                      Except as otherwise indicated above, the address of each stockholder identified is c/o Xplore Technologies Corp., 14000 Summit Drive, Suite 900, Austin, Texas 78728. Except as indicated in the other footnotes to this table, each person named in this table has sole voting and investment power with respect to all shares of stock beneficially owned by that person.

(2)                                      Shares issuable pursuant to options and warrants that are exercisable within 60 days of the Record Date are deemed outstanding for the purposes of computing the percentage of shares owned by the beneficial owner, but are not deemed outstanding for purposes of computing the percentage of shares owned by any other person.

(3)                                      Based upon 776,009,230 shares of our common stock, based upon 221,634,597 shares outstanding as of the Record Date and assuming the conversion of 62,873,781 shares of Series A Preferred Stock that is convertible into common stock at a conversion ratio of approximately 2.4347 as of the Record Date, 7,732,040 shares of Series B Preferred Stock that is convertible into common stock at a conversion ratio of approximately 2.1419 as of the Record Date, 17,074,000 shares of Series C Preferred Stock that is convertible into common stock at a conversion ratio of 2.056 as of the Record Date and 13,985,218 shares of Series D Preferred Stock that is convertible into common stock at a conversion ratio of 25 as of the Record Date, each issued and outstanding as of the Record Date. The shares of our preferred stock vote with our common stock on an as converted basis.

(4)                                      Based on 62,873,781 shares of Series A Preferred Stock issued and outstanding as of the Record Date.

(5)                                      Based on 7,732,040 shares of Series B Preferred Stock issued and outstanding as of the Record Date.

(6)                                      Based on 17,074,000 shares of Series C Preferred Stock issued and outstanding as of the Record Date.

(7)                                      Based on 13,985,218 shares of Series D Preferred Stock issued and outstanding as of the Record Date.

(8)                                      Includes 20,705,928 shares of common stock issuable upon conversion of shares of Series A Preferred Stock, 2,055,999 shares of common stock issuable upon conversion of shares of Series C Preferred Stock and 40,721,250 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Sassower, 11,450,000 shares of common stock that Mr. Sassower has the right to acquire upon exercise of an outstanding warrants within 60 days after the Record Date, 854,893 shares of common stock that Mr. Sassower has the right to acquire upon exercise of  outstanding options within 60 days after the Record Date, 10,453,499 shares of common stock owned of record, 12,591,875 shares of common stock issuable upon conversion of shares of Series A Preferred Stock and 22,335,425 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower, 9,936,250 shares of common stock that Phoenix Enterprises Family Fund LLC has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 10,750,000 shares of common stock that SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share voting and dispositive power, has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, and 3,839,482 shares of common stock owned of record by The Philip S. Sassower 1996 Charitable Remainder Annuity Trust, an entity controlled by Mr. Sassower. Also includes 221,438,196 shares of common stock beneficially owned by Phoenix, for which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(9)                                      Includes 3,250,000 shares of common stock that Mr. Holleran has the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 1,250,000 shares of common stock that Mr. Holleran has the right to acquire upon exercise of an outstanding warrant within 60 days after the Record Date and 1,335,375 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Holleran.

(10)                                  Includes 1,250,000 shares of common stock that Mr. Rapisand has the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 750,000 shares of common stock that Mr. Rapisand has the right to acquire upon exercise of an outstanding warrant within 60 days after the Record Date, 358,044 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Mr. Rapisand and 801,225 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Rapisand.

(11)                                  Includes 1,000,000 shares of common stock that Mr. Bell has the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 750,000 shares of common stock that Mr. Bell has the right to acquire upon exercise of an outstanding warrant within 60 days after the Record Date and 626,150 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Bell.

(12)                                  Includes 820,653 shares of common stock that Mr. Usher-Jones has the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 2,500,000 shares of common stock that Mr. Usher-Jones has the right to acquire upon exercise of an outstanding warrant within 60 days after the Record Date and 2,696,800 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Usher-Jones.

(13)                                  Includes 271,285 shares of common stock owned of record, 411,200 shares of common stock issuable upon conversion of shares of Series C Preferred Stock and 1,334,600 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Andax, LLC, for which Mr. Goren is the manager, 250,000 shares of common stock that Andax LLC has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 854,893 shares of common stock that Mr. Goren has the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 10,750,000 shares of common stock that SG Phoenix LLC, an entity in which Mr. Sassower and Mr. Goren share voting and dispositive power, has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date. Also includes 221,438,196 shares of common stock beneficially owned by Phoenix, for which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(14)                                  Includes 854,893 shares of common stock that Mr. Leonardis has the right to acquire upon exercise of outstanding options within 60 days after the Record Date.

(15)                                  Includes 4,432,525 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by The Kent A. Misemer Revocable Trust (12/24/92), for which Mr. Misemer is a trustee.

(16)                                  Includes 625,000 shares of common stock that Mr. Irwin has the right to acquire upon exercise of outstanding options within 60 days after the Record Date.

(17)                                  Includes 35,340,000 shares of common stock that Phoenix has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 75,553,520 shares of common stock issuable upon conversion of shares of Series A Preferred Stock, 6,825,915 shares of common stock issuable upon conversion of shares of Series C Preferred Stock and 54,343,375 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Phoenix. Voting and dispositive power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(18)                                  Consists of 8,754,464 shares of common stock owned of record, 7,936,435 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record, 1,644,799 shares of common stock issuable upon conversion of shares of Series C Preferred Stock and 33,285,325 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by JAG Multi Investment LLC, 13,086,250 shares of common stock that JAG Multi Investment LLC has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date and 2,430,581 shares of common stock owned of record and 2,673,260 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Goren Brothers LP. Voting and dispositive power over these shares is held equally by Alex Goren and James Goren.

(19)                                  Includes 2,795,000 shares of common stock that Mr. Pearlman and JAM Capital Associates LLC, an entity controlled by Mr. Pearlman, have the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 2,751,540 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by Mr. Pearlman 2,055,999 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by Mr. Pearlman and 7,032,050 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. Pearlman and JAM Capital Associates LLC.

(20)                                  Includes 8,200,000 shares of common stock that Mr. O’Donnell has the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 1,900,658 shares of common stock issuable upon conversion of shares of Series A Preferred Stock, 1,850,399 shares of common stock issuable upon conversion of shares of Series C Preferred Stock and 16,445,275 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by Mr. O’Donnell.

 (21)                                Includes 9,510,332 shares of common stock our directors and executive officers have the right to acquire upon exercise of outstanding options within 60 days after the Record Date, 35,136,250 shares of common stock our directors and executive officers have the right to acquire upon exercise of outstanding warrants within 60 days after the Record Date, 33,655,847 shares of common stock issuable upon conversion of shares of Series A Preferred Stock owned of record by our directors and executive officers, or entities controlled by them, 2,467,198 shares of common stock issuable upon conversion of shares of Series C Preferred Stock owned of record by our directors and executive officers, or entities controlled by them and 74,283,350 shares of common stock issuable upon conversion of shares of Series D Preferred Stock owned of record by our directors and executive officers, or entities controlled by them. Also includes 221,438,196 shares of common stock beneficially owned by Phoenix, in which Mr. Sassower and Mr. Goren are the co-managers of the managing member. Mr. Sassower and Mr. Goren each disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(22)                                  Includes 5,171,847 shares of Series A Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower. Also includes 31,032,014 shares of Series A Preferred Stock owned of record by Phoenix, in which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(23)                                  Consists of 31,032,014 shares of Series A Preferred Stock owned of record by Phoenix. Voting and dispositive power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(24)                                  Consists of 3,259,723 shares of Series A Preferred Stock owned of record by JAG Multi Investment LLC and 1,097,985 shares of Series A Preferred Stock owned of record by Goren Brothers LP. Voting and dispositive power over these shares is held equally by Alex Goren and James Goren.

(25)                                  Consists of 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix, for which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(26)                                  Consists of 200,000 shares of Series C Preferred Stock owned of record by Andax LLC, for which Mr. Goren is the manager. Also includes 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix, for which Mr. Goren is the co-manager of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(27)                                  Consists of 3,320,000 shares of Series C Preferred Stock owned of record by Phoenix. Voting and dispositive power over these shares is held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(28)                                  Consists of 800,000 shares of Series C Preferred Stock owned of record by JAG Multi Investment LLC. Voting and dispositive power over these shares is held equally by Alex Goren and James Goren.

(29)                                  Includes 893,417 shares of Series D Preferred Stock owned of record by Phoenix Enterprises Family Fund, LLC, an entity controlled by Mr. Sassower. Also includes 2,173,735 shares of Series D Preferred Stock owned of record by Phoenix, for which Mr. Sassower is the co-manager of the managing member. Mr. Sassower disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(30)                                  Consists of 53,384 shares of Series D Preferred Stock owned of record by Andax LLC, for which Mr. Goren is the manager. Also includes 2,173,735 shares of Series D Preferred Stock owned of record by Phoenix, for which Mr. Goren is the co-manager of the managing member. Mr. Goren disclaims any beneficial ownership of the shares held by Phoenix, except to the extent of his pecuniary interest, if any, in such shares.

(31)                                  Consists of 177,301 shares of Series D Preferred Stock owned of record by The Kent A. Misemer Revocable Trust (12/24/92), for which Mr. Misemer is a trustee.

(32)                                  Consists of 2,173,735 shares of Series D Preferred Stock owned of record by Phoenix. Voting and dispositive power over these shares held equally by Philip Sassower and Andrea Goren. Messrs. Sassower and Goren disclaim any beneficial ownership of the shares held by Phoenix, except to the extent of their respective pecuniary interest, if any, in such shares.

(33)                                  Consists of 1,331,413 shares of Series D Preferred Stock owned of record by JAG Multi Investment LLC. Voting and dispositive power over these shares is held equally by Alex Goren and James Goren.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who beneficially own more than ten percent (10%) of a registered class of our equity securities to file reports of ownership and changes in ownership of our common stock and other equity securities with the SEC on a timely basis.  Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, we believe all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed on a timely basis all such required reports during and with respect to our 2011 fiscal year except for one late Form 4 filing for Phoenix Venture Fund LLC.

STOCKHOLDER PROPOSALS FOR 2012 ANNUAL MEETING

Stockholder proposals, including director nominations, must comply with our By-laws, under which such proposals must be delivered to our Corporate Secretary at our principal executive offices no earlier than 75 days and no later than 45 days prior to the anniversary of the date our proxy materials are released to stockholders for the Annual Meeting to be considered timely, provided, however, in the event that the date of the 2012 annual meeting is more than 30 days before or more than 30 days after such anniversary date, notice by the stockholder to be timely must be so delivered not later than the close of business on the later of the 90th day prior to the date of the 2012 annual meeting or the 10th day following the day on which a public announcement of the date of such meeting is first made by us.

ANNUAL REPORT; INCORPORATION BY REFERENCE

Our Annual Report on Form 10-K for the fiscal year ended March 31, 2011, containing audited financial statements for the years ended March 31, 2010 and March 31, 2011, is being made available to our stockholders with this proxy statement. We may mail or email a copy of our Annual Report on Form 10-K to stockholders for the fiscal year ended March 31, 2011 concurrently with this proxy statement to stockholders requesting that we mail or email copies of such documents.  In accordance with the rules adopted by the SEC, except for stockholders who have requested otherwise, we have generally mailed to our stockholders a Notice of Internet Availability of Proxy Materials, which we refer to as the Notice of Internet Availability.  The Notice of Internet Availability provides instructions either for accessing this proxy statement and the Annual Report on Form 10-K at the website address referred to in the Notice of Internet Availability, or for requesting printed copies of such materials by mail or electronically by mail. Upon written request, we will send to stockholders of record, without charge, additional copies of our Annual Report on Form 10-K (without exhibits) and additional copies of this proxy statement, each of which we have filed with the SEC. In addition, upon written request and payment of a fee equal to our reasonable expenses, we will send to stockholders of record, copies of any exhibit to our Annual Report on Form 10-K for the fiscal year ended March 31, 2011 filed with the SEC. All written requests should be directed to the Secretary of our Company at our address set forth referred to in the Notice of Internet Availability. We incorporate by reference into this proxy statement Item 8 (Financial Statements) of our Annual Report on Form 10-K.

FORWARD-LOOKING STATEMENTS

From time to time, we may provide information, whether orally or in writing, including certain statements in this proxy statement, which are deemed to be “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995 (the “Litigation Reform Act”). These forward-looking statements and other information are based on our beliefs as well as assumptions made by us using information currently available.

The words “believe,” “plan,” “expect,” “intend,” “anticipate,” “estimate,” “may,” “will,” “should” and similar expressions are intended to identify forward-looking statements. Such statements reflect our current views with respect to future events and are subject to certain risks, uncertainties and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may vary materially from those described herein as anticipated, believed, estimated, expected or intended or using other similar expressions. We do not intend to update these forward-looking statements, except as required by law.

In accordance with the provisions of the Litigation Reform Act, we are making you aware that such forward-looking statements, because they relate to future events and are by their very nature subject to many important factors that could cause actual results to differ materially from those contemplated by the forward-looking statements contained in this proxy statement and other public statements we make. Such factors are discussed in the “Risk Factors” section of our Annual Report on Form 10-K and other filings with the SEC.

WHERE YOU CAN FIND MORE INFORMATION

We are subject to the information requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith file reports, proxy statements and other information including annual, quarterly and current reports on Forms 10-K, 10-Q and 8-K with the SEC. Reports and other information filed by us can be inspected and copied at the public reference facilities maintained at the SEC at 100 F Street, N.E., Washington, DC 20549. Copies of such material can be obtained upon written request addressed to the SEC, Public Reference Section, 100 F Street, N.E., Washington, DC 20549, at prescribed rates. You may obtain information on the operation of the SEC’s Public Reference Room by calling the SEC at (800) SEC-0330. The SEC also maintains a web site on the Internet (http://www.sec.gov) where our reports, proxy and information statements and other information regarding our Company may be obtained free of charge.

OTHER MATTERS

As of the date of this proxy statement, our Board of Directors knows of no other matters which will be acted upon at the Annual Meeting. If any other matters are presented for action at the Annual Meeting or at any adjournment thereof, it is intended that the proxies will be voted with respect thereto in accordance with the best judgment and in the discretion of the proxy holders.

By Order of the Board of Directors,

Michael J. Rapisand
Corporate Secretary and Chief Financial Officer

Austin, Texas

January    , 2012

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY.

THEREFORE, STOCKHOLDERS ARE URGED TO SUBMIT YOUR PROXY BY INTERNET, BY TELEPHONE OR BY MAIL AS SOON AS POSSIBLE.

PLEASE VOTE—YOUR VOTE IS IMPORTANT.

*** Exercise Your Right to Vote *** Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to Be Held on February 29, 2012. Meeting Information XPLORE TECHNOLOGIES CORP. Meeting Type: Annual Meeting For holders as of: December 30, 2011 D ate: February 29, 2012 Time: 9:00 a.m., local time Location: Company's executive offices 14000 Summit Drive Suite 900 Austin, Texas 78728 You are receiving this communication because you hold shares in the above named company. This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side). We encourage you to access and review all of the important information contained in the proxy materials before voting. XPLORE TECHNOLOGIES CORP. 14000 SUMMIT DR. SUITE 900 AUSTIN, TX 78728 M39757-TBD See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote How to Access the Proxy Materials Proxy Materials Available to VIEW or RECEIVE: NOTICE AND PROXY STATEMENT FORM 10-K How to View Online: Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com. How to Request and Receive a PAPER or E-MAIL Copy: If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request: 1) BY INTERNET: www.proxyvote.com 2) BY TELEPHONE: 1-800-579-1639 3) BY E-MAIL*: sendmaterial@proxyvote.com * If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line. . XXXX XXXX XXXX . XXXX XXXX XXXX Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before February 15, 2012 to facilitate timely delivery. M39758-TBD How To Vote Please Choose One of the Following Voting Methods Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares. Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions. Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card. . XXXX XXXX XXXX

Voting Items The Board of Directors recommends that you vote FOR the following: 1A. ELECTION OF DIRECTORS: (Holders of Common Stock and Preferred Stock Voting Together as a Single Class) 01) F. Ben Irwin 02) Thomas F. Leonardis 03) Kent Misemer 04) Brian Usher-Jones 1B. ELECTION OF SERIES A DIRECTORS: (Holders of Series A Preferred Stock Voting as a Separate Class) 05) Philip S. Sassower 06) Andrea Goren The Board of Directors recommends you vote FOR the following proposals: 2. RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012. 3. APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF SERIES D PREFERRED STOCK FROM 15,000,000 TO 20,000,000. M39759-TBD 4. IN THEIR DISCRETION, THE PROXIES NAMED ABOVE ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

M39760-TBD

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. Signature (Joint Owners) Date Signature [PLEASE SIGN WITHIN BOX] Date VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the meeting date. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. XPLORE TECHNOLOGIES CORP. 14000 SUMMIT DR. SUITE 900 AUSTIN, TX 78728 M39755-TBD To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below. Withhold All For All Except For All XPLORE TECHNOLOGIES CORP. Vote on Directors The Board of Directors recommends that you vote FOR the following: ! ! ! 1A. ELECTION OF DIRECTORS: (Holders of Common Stock and Preferred Stock Voting Together as a Single Class) 01) F. Ben Irwin 02) Thomas F. Leonardis 03) Kent Misemer 04) Brian Usher-Jones For Against Abstain ! ! ! 3. APPROVAL OF AN AMENDMENT TO OUR AMENDED AND RESTATED CERTIFICATE OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF SERIES D PREFERRED STOCK FROM 15,000,000 TO 20,000,000. 1B. ELECTION OF SERIES A DIRECTORS: (Holders of Series A Preferred Stock Voting as a Separate Class) 4. IN THEIR DISCRETION, THE PROXIES NAMED ON THE REVERSE SIDE ARE AUTHORIZED TO VOTE IN ACCORDANCE WITH THEIR OWN JUDGMENT ON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. 05) Philip S. Sassower 06) Andrea Goren Vote on Proposals Abstain For Against The Board of Directors recommends you vote FOR the following proposals: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s). If no direction is made, this proxy will be voted FOR the nominees and FOR items 2 and 3. If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion. ! ! ! 2. RATIFICATION OF THE APPOINTMENT OF PMB HELIN DONOVAN, LLP AS THE COMPANY'S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING MARCH 31, 2012. ! For address changes and/or comments, please check this box and write them on the back where indicated. ! ! Please indicate if you plan to attend this meeting. Yes No Please sign your name exactly as it appears hereon. When signing as attorney, executor, administrator, trustee or guardian, please add your title as such. When signing as joint tenants, all parties in the joint tenancy must sign. If a signer is a corporation, please sign in full corporate name by duly authorized officer.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice and Proxy Statement and Form 10-K are available at www.xploretech.com, click proxy button. M39756-TBD XPLORE TECHNOLOGIES CORP. PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON FEBRUARY 29, 2012 THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS The undersigned holder of shares of common stock, Series A Preferred Stock, Series B Preferred Stock, Series C Preferred Stock and/or Series D Preferred Stock (collectively, the "Shares") of Xplore Technologies Corp. (the "Company") hereby appoints each of Mark Holleran, President and Chief Operating Officer of the Company, and Michael J. Rapisand, Chief Financial Officer and Corporate Secretary of the Company, attorneys and proxies, each with full power of substitution, to represent the undersigned and vote all the Shares which the undersigned is entitled to vote, with all powers the undersigned would possess if personally present, at the Annual Meeting of Stockholders of the Company to be held at the Company's executive offices, 14000 Summit Drive, Suite 900, Austin, Texas 78728, on February 29, 2012, at 9:00 a.m., local time, and at any adjournments thereof, with respect to the proposals hereinafter set forth and upon such other matters as may properly come before the Annual Meeting and any adjournments thereof. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDER(S). IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE Address Changes/Comments: (If you noted any Address Changes/Comments above, please mark corresponding box on the reverse side.) CONTINUED AND TO BE SIGNED ON REVERSE SIDE